                               WM VARIABLE TRUST
                         1201 THIRD AVENUE, 22ND FLOOR
                           SEATTLE, WASHINGTON 98101

                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 2003

PORTFOLIOS                                     EQUITY FUNDS
----------                                     --------------
  FLEXIBLE INCOME PORTFOLIO                      REIT FUND
  CONSERVATIVE BALANCED PORTFOLIO                EQUITY INCOME FUND
  BALANCED PORTFOLIO                             GROWTH & INCOME FUND
  CONSERVATIVE GROWTH PORTFOLIO                  WEST COAST EQUITY FUND
  STRATEGIC GROWTH PORTFOLIO                     MID CAP STOCK FUND
                                                 GROWTH FUND
FIXED-INCOME FUNDS                               SMALL CAP STOCK FUND
----------------------                           INTERNATIONAL GROWTH FUND
  SHORT TERM INCOME FUND
  U.S. GOVERNMENT SECURITIES FUND
  INCOME FUND
  MONEY MARKET FUND

This Statement of Additional Information ("SAI") is not a prospectus but supplements the information contained in the Prospectuses relating to Class 1 and Class 2 shares of the Flexible Income Portfolio, Conservative Balanced Portfolio, Balanced Portfolio, Conservative Growth Portfolio and Strategic Growth Portfolio (the "Portfolios") of WM Variable Trust (the "Trust") and REIT Fund, Equity Income Fund, Growth & Income Fund, West Coast Equity Fund, Mid Cap Stock Fund, Growth Fund, Small Cap Stock Fund, International Growth Fund, Short Term Income Fund, U.S. Government Securities Fund, Income Fund and Money Market Fund (the "Funds"), dated May 1, 2003, as revised from time to time. The SAI should be read in conjunction with the Prospectuses, as amended or supplemented from time to time. The Trust's Annual Report for the year ended December 31, 2002 is incorporated by reference into this SAI. With respect to the WM High Yield Fund, which is a series of WM Trust I in which certain of the Portfolios may invest, the Annual Report for WM Trust I for the year ended October 31, 2002 is incorporated by reference into this SAI. The Trust's Prospectuses and Annual Report incorporated by reference may be obtained without charge by writing to WM Shareholder Services, Inc. ("Shareholder Services") at 1201 Third Avenue, 22nd Floor, Seattle, Washington, 98101 or by calling Shareholder Services at 1-800-222-5852.

                               TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY.............................    3
MANAGEMENT..................................................    3
INVESTMENT ADVISOR..........................................   10
CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT AND DISTRIBUTOR....   16
INVESTMENT OBJECTIVES AND POLICIES..........................   18
INVESTMENT RESTRICTIONS.....................................   34
PORTFOLIO TURNOVER..........................................   40
SECURITIES TRANSACTIONS.....................................   40
NET ASSET VALUE.............................................   43
PERFORMANCE INFORMATION.....................................   45
TAXES.......................................................   48
FINANCIAL STATEMENTS........................................   50
APPENDIX....................................................   51

                        GENERAL INFORMATION AND HISTORY

The Trust is an open-end management investment company, and each Fund is diversified. As discussed in the Prospectus, the five Portfolios invest in various Funds. Certain of the Portfolios may also invest in the WM High Yield Fund, a series of WM Trust I.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

The Trust, together with WM Trust I, WM Trust II and WM Strategic Asset Management Portfolio, LLC (together, the "Trusts" or the "Fund Complex"), is governed by a common Board of Trustees (the "Trustees") which oversees the Trust's activities and is responsible for protecting the interests of shareholders. The names, addresses and ages of the Trustees and executive officers of the Trust, together with information as to their principal business occupations, are set forth in the following table. The table also identifies those Trustees who are "interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). These Trustees are considered "interested persons" of the Trust due to their affiliations with one or more of Washington Mutual, Inc., WM Advisors, Inc. (referred to in this SAI as "WM Advisors" or the "Advisor"), WM Funds Distributor, Inc. and WM Shareholder Services, Inc. The officers of the Trust are employees of organizations that provide services to the Portfolios and Funds offered by the Trust.

TRUSTEES AND OFFICERS:

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                                                                       FUND COMPLEX
NAME, AGE, AND ADDRESS                   LENGTH OF           PRINCIPAL OCCUPATION(S)    OVERSEEN BY        OTHER DIRECTORSHIPS
OF NON-INTERESTED TRUSTEE              TIME SERVED(1)          DURING PAST 5 YEARS        TRUSTEE            HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
David E. Anderson, 76,            Sierra Funds-8 years WM    Retired President and          40         Children's Bureau
 17960 Seabreeze Drive            Group of Funds-5 years     CEO of GTE California,                    Foundation.
 Pacific Palisades, CA 90272                                 Inc., a publicly held
                                                             telecommunications
                                                             company.
-----------------------------------------------------------------------------------------------------------------------------------
Wayne L. Attwood, M.D., 74,       Composite Funds-11 years   Retired doctor of              40
 3 East 40th Avenue               WM Group of Funds-5        internal medicine and
 Spokane, WA 99203                years                      gastroenterology.
-----------------------------------------------------------------------------------------------------------------------------------
Kristianne Blake, 49,             Composite Funds-3 years    CPA specializing in            40         Frank Russell Investment
 P.O. Box 28338                   WM Group of Funds-5        personal financial and                    Company; Russell Insurance
 Spokane, WA 99228-8338           years                      tax planning.                             Funds; Avista Corporation;
                                                                                                       St. George School; YMCA of
                                                                                                       the Inland Northwest.
-----------------------------------------------------------------------------------------------------------------------------------
Edmond R. Davis, Esq., 74,        Sierra Funds-8 years WM    Partner at the law firm        40         Braille Institute of
 553 South Marengo Avenue         Group of Funds-5 years     of Davis and Whalen LLP.                  America, Inc.; Children's
 Pasadena, CA 91101                                                                                    Bureau of Southern
                                                                                                       California; Children's
                                                                                                       Bureau Foundation, Fifield
                                                                                                       Manors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Carrol R. McGinnis, 59,           Griffin Funds-5 years WM   Founder of McGinnis            40         Baptist Foundation of Texas;
 9225 Katy Freeway, Suite 205     Group of Funds-5 years     Investments.                              Texas Tech University
 Houston, TX 77024                                                                                     Foundation, Concord Trust
                                                                                                       Company.
-----------------------------------------------------------------------------------------------------------------------------------
Alfred E. Osborne, Jr., Ph.D.,    Sierra Funds-7 years WM    University professor,          40         Nordstrom Inc.; K2, Inc.;
 58,                              Group of Funds-5 years     researcher and                            First Pacific Advisors'
 110 Westwood Plaza, Suite C305                              administrator in the                      Capital, Crescent and New
 Los Angeles, CA 90095-1481                                  Anderson Graduate School                  Income Funds; member of
                                                             of Management of the                      Investment Company Institute
                                                             University of California                  National Board of Governors.
                                                             Los Angeles.
-----------------------------------------------------------------------------------------------------------------------------------
Daniel L. Pavelich, 58,           Composite Funds-1 year     Retired Chairman and CEO       40         Wild Seed, Ltd.; Gitwit,
 4311 South Madison Road          WM Group of Funds-5        of BDO Seidman, an                        Inc.; Catalytic, Inc.
 Spokane, WA 99206                years                      international accounting
                                                             and other professional
                                                             services firm.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                                                                       FUND COMPLEX
NAME, AGE, AND ADDRESS                   LENGTH OF           PRINCIPAL OCCUPATION(S)    OVERSEEN BY        OTHER DIRECTORSHIPS
OF NON-INTERESTED TRUSTEE              TIME SERVED(1)          DURING PAST 5 YEARS        TRUSTEE            HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Jay Rockey, 75,                   Composite Funds-3 years    Founder and Chairman of        40         Downtown Seattle
 2121 Fifth Avenue                WM Group of Funds-5        The Rockey Company, a                     Association; Rainier Club;
 Seattle, WA 98121                years                      public relations firm.                    WSU Foundation.
-----------------------------------------------------------------------------------------------------------------------------------
Morton O. Schapiro, 49,           Griffin Funds-5 years WM   President of Williams          40         Marsh and McLennan.
 P.O. Box 687                     Group of Funds-5 years     College since 2000.
 Williamstown, MA 01267                                      Prior thereto, Dean of
                                                             the College of Letters,
                                                             Arts and Sciences;
                                                             Professor of Economics
                                                             and Vice President of
                                                             Planning, University of
                                                             Southern California.
-----------------------------------------------------------------------------------------------------------------------------------
Richard C. Yancey,                Composite Funds-23 years   Retired Managing               40         AdMedia Partners Inc.; Czech
 (Lead Trustee), 76,              WM Group of Funds-5        Director of Dillon Reed                   and Slovak American
 444 Madison Avenue, 19th Floor   years                      & Co., an Investment                      Enterprise Fund.
 New York, NY 10022                                          Bank now part of UBS
                                                             Warburg.

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                                                                       FUND COMPLEX
NAME, AGE, AND ADDRESS                   LENGTH OF           PRINCIPAL OCCUPATION(S)    OVERSEEN BY        OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE                  TIME SERVED(1)          DURING PAST 5 YEARS        TRUSTEE            HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Anne V. Farrell, 67,              Composite Funds-4 years    President of the Seattle       40         Washington Mutual, Inc.;
 425 Pike Street, Suite 510       WM Group of Funds-5        Foundation.                               REI.
 Seattle, WA 98101                years
-----------------------------------------------------------------------------------------------------------------------------------
Michael K. Murphy, 66,            Composite Funds-3 years    Chairman of CPM                40         Washington Mutual, Inc.
 P.O. Box 3366                    WM Group of Funds-5        Development Corporation.
 Spokane, WA 99220-3366           years
-----------------------------------------------------------------------------------------------------------------------------------
William G. Papesh, 60,            Composite Funds-9 years    President, CEO and             40
 President and CEO                WM Group of Funds-5        Director of the Advisor,
 1201 Third Avenue, 22nd Floor    years                      Distributor and
 Seattle, WA 98101                                           Administrator.

NAME, AGE, AND ADDRESS                    POSITION(S) HELD WITH REGISTRANT &              PRINCIPAL OCCUPATION(S) DURING
OF OFFICER                                      LENGTH OF TIME SERVED                              PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------------
Monte D. Calvin, CPA, 59,            First Vice President of the Funds since       First Vice President and Director of the
 1201 Third Avenue, 22nd Floor       2002. First Vice President, Chief Financial   Administrator, Advisor and Distributor.
 Seattle, WA 98101                   Officer and Treasurer since 2001. First Vice
                                     President and Chief Financial Officer since
                                     1998. Vice President and Treasurer since
                                     1988.
-------------------------------------------------------------------------------------------------------------------------------
Sandy Cavanaugh, 48,                 Senior Vice President since 2000.             Senior Vice President and Director of the
 12009 Foundation Place,             First Vice President since 1997.              Distributor and Director of the Advisor and
 Suite 350                                                                         Administrator since 1997. Prior thereto,
 Gold River, CA 95670                                                              senior level positions with AIM Management.
-------------------------------------------------------------------------------------------------------------------------------
Sharon L. Howells, 52,               First Vice President since 2000.              First Vice President, Secretary and Director
 1201 Third Avenue, 22nd Floor                                                     of the Advisor, Distributor and
 Seattle, WA 98101                                                                 Administrator.
-------------------------------------------------------------------------------------------------------------------------------
Gary Pokrzywinski, 41,               First Vice President since 2001.              First Vice President of the Advisor.
 1201 Third Avenue, 22nd Floor       Vice President since 1999.
 Seattle, WA 98101
-------------------------------------------------------------------------------------------------------------------------------
Stephen Q. Spencer, 44,              First Vice President since 2001.              First Vice President of the Advisor. Prior
 1201 Third Avenue, 22nd Floor                                                     thereto, senior level positions with Smoot,
 Seattle, WA 98101                                                                 Miller, Cheney and Co., a financial services
                                                                                   firm.
-------------------------------------------------------------------------------------------------------------------------------
John T. West, 48,                    First Vice President, Secretary, Compliance   Vice President of the Administrator.
 1201 Third Avenue, 22nd Floor       Officer, Treasurer and Chief Financial
 Seattle, WA 98101                   Officer since 2002. First Vice President,
                                     Secretary and Compliance Officer since 2001.
                                     Vice President, Secretary and Compliance
                                     Officer since 1998. Secretary since 1993.
-------------------------------------------------------------------------------------------------------------------------------
Randall L. Yoakum, 43,               Senior Vice President since 2001.             Senior Vice President and Chief Investment
 1201 Third Avenue, 22nd Floor       First Vice President since 1999.              Officer of the Advisor. Director of the
 Seattle, WA 98101                                                                 Advisor, Distributor and Administrator.
                                                                                   Prior to 1999, senior positions at D.A.
                                                                                   Davidson and Boatmen's Trust, both financial
                                                                                   services firms.
-------------------------------------------------------------------------------------------------------------------------------

---------------
(1) The Sierra Funds merged with the Composite Funds on March 23, 1998 to form the WM Group of Funds. The Griffin Funds merged with the WM Group of Funds on March 5, 1999.

As of March 1, 2003, except as noted below, to the knowledge of the Trust, no shareholders owned of record or beneficially 5% or more of, and the officers and Trustees of the Portfolios and Funds as a group, owned of record or beneficially less than 1% of the outstanding shares of the indicated classes of the Portfolios or Funds:

ANCHOR NATIONAL LIFE INSURANCE CO.
(AN ASSET MANAGER AND ADMINISTRATOR)
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
P.O. BOX 54299, LOS ANGELES, CA 90054-0299
PARENT COMPANY: AMERICAN INTERNATIONAL GROUP, INC.
STATE OF INCORPORATION: ARIZONA
---------------------------------------------------------
Flexible Income Portfolio Class 1............      12.13%
Flexible Income Portfolio Class 2............      96.09%
Conservative Balanced Portfolio Class 1......      27.20%
Conservative Balanced Portfolio Class 2......      83.27%
Balanced Portfolio Class 1...................      19.15%
Balanced Portfolio Class 2...................      93.65%
Conservative Growth Portfolio Class 1........      15.23%
Conservative Growth Portfolio Class 2........      90.91%
Strategic Growth Portfolio Class 1...........       9.74%
Strategic Growth Portfolio Class 2...........      80.13%
Equity Income Fund Class 1...................      35.36%
Equity Income Fund Class 2...................      84.25%
Growth & Income Fund Class 1.................       7.24%
Growth & Income Fund Class 2.................     100.00%
West Coast Equity Fund Class 1...............      23.66%
West Coast Equity Fund Class 2...............     100.00%
Mid Cap Stock Fund Class 1...................      23.73%
Mid Cap Stock Fund Class 2...................      35.10%
Growth Fund Class 1..........................       2.10%
Growth Fund Class 2..........................     100.00%
Small Cap Stock Fund Class 1.................       5.16%
Small Cap Stock Fund Class 2.................      22.26%
International Growth Fund Class 1............       1.26%
International Growth Fund Class 2............     100.00%
Short Term Income Fund Class 1...............      15.11%
Short Term Income Fund Class 2...............     100.00%
U.S. Government Securities Class 1...........      25.62%
U.S. Government Securities Class 2...........     100.00%
Income Fund Class 1..........................      18.10%
Income Fund Class 2..........................     100.00%
Money Market Fund Class 1....................      14.99%
Money Market Fund Class 2....................     100.00%

HARRIS TRUST COMPANY
(AN INVESTMENT MANAGEMENT COMPANY)
FBO WASHINGTON MUTUAL INC.
CASH BALANCE PENSION PLAN
P.O. BOX 71940, CHICAGO, IL 60694
PARENT COMPANY: HARRIS BANCORP
STATE OF INCORPORATION: ARIZONA
---------------------------------------------------------
Flexible Income Portfolio Class 1............      37.07%
Conservative Balanced Portfolio Class 1......      16.51%
Balanced Portfolio Class 1...................       6.40%
Conservative Growth Portfolio Class 1........       3.56%
Strategic Growth Portfolio Class 1...........      14.66%

AMERICAN GENERAL LIFE INSURANCE CO.
(AN ASSET MANAGER AND ADMINISTRATOR)
VARIABLE PRODUCTS DEPARTMENT
P.O. BOX 1591, HOUSTON, TX 77251-1591
PARENT COMPANY: AMERICAN INTERNATIONAL GROUP, INC.
STATE OF INCORPORATION: TEXAS
---------------------------------------------------------
Flexible Income Portfolio Class 1............      50.79%
Conservative Balanced Portfolio Class 1......      56.29%
Balanced Portfolio Class 1...................      74.44%
Conservative Growth Portfolio Class 1........      81.21%
Strategic Growth Portfolio Class 1...........      75.60%
Equity Income Fund Class 1...................      64.64%
Growth & Income Fund Class 1.................      92.76%
West Coast Equity Fund Class 1...............      76.34%
Mid Cap Stock Fund Class 1...................      76.27%
Growth Fund Class 1..........................      97.90%
Small Cap Stock Fund Class 1.................      94.84%
International Growth Fund Class 1............      98.74%
Short Term Income Fund Class 1...............      84.89%
U.S. Government Securities Class 1...........      74.38%
Income Fund Class 1..........................      81.90%
Money Market Fund Class 1....................      85.01%

FARMERS FINANCIAL SOLUTIONS LLC
(A FINANCIAL SERVICES FIRM)
VUL OMNIBUS ACCOUNT
VA OMNIBUS ACCOUNT
2423 GALENA AVE., SIMI VALLEY, CA 93065
PARENT COMPANY:ALLIED ZURICH P.L.C. AND
                 ZURICH ALLIED AG
STATE OF INCORPORATION: WASHINGTON
---------------------------------------------------------
Flexible Income Portfolio Class 2............       3.91%
Conservative Balanced Portfolio Class 2......      16.73%
Balanced Portfolio Class 2...................       6.35%
Conservative Growth Portfolio Class 2........       9.09%
Strategic Growth Portfolio Class 2...........      19.87%
Equity Income Fund Class 2...................      15.75%
Mid Cap Stock Fund Class 2...................      64.90%
Small Cap Stock Fund Class 2.................      77.74%


Each of the persons named above may be considered to be a "controlling person" for purposes of the 1940 Act with respect to the named Portfolios and Funds. The Portfolios and Funds have no knowledge as to the beneficial ownership of their shares.

BENEFICIAL OWNERSHIP BY TRUSTEES

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2002.

----------------------------------------------------------------------------------------------------------
                                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                                                           SECURITIES IN ALL REGISTERED
                                                                                    INVESTMENT
                                     DOLLAR RANGE OF EQUITY SECURITIES   COMPANIES OVERSEEN BY DIRECTOR IN
                                        IN THE PORTFOLIOS AND FUNDS       FAMILY OF INVESTMENT COMPANIES
----------------------------------------------------------------------------------------------------------
 NON-INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------
 David E. Anderson                                N/A                                  C
----------------------------------------------------------------------------------------------------------
 Wayne L. Attwood, M.D.                           N/A                                  C
----------------------------------------------------------------------------------------------------------
 Kristianne Blake                                 N/A                                  D
----------------------------------------------------------------------------------------------------------
 Edmond R. Davis. Esq                             N/A                                  D
----------------------------------------------------------------------------------------------------------
 Carrol R. McGinnis                               N/A                                  D
----------------------------------------------------------------------------------------------------------
 Alfred E. Osborne, Jr. Ph.D.                     N/A                                  B
----------------------------------------------------------------------------------------------------------
 Daniel L. Pavelich                               N/A                                  D
----------------------------------------------------------------------------------------------------------
 Jay Rockey                                       N/A                                  D
----------------------------------------------------------------------------------------------------------
 Morton O. Schapiro                               N/A                                  B
----------------------------------------------------------------------------------------------------------
 Richard C. Yancy                                 N/A                                  D
----------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------
 Anne V. Farrell                                  N/A                                  D
----------------------------------------------------------------------------------------------------------
 Michael K. Murphy                                N/A                                  C
----------------------------------------------------------------------------------------------------------
 William G. Papesh                                N/A                                  D
----------------------------------------------------------------------------------------------------------

---------------

A = $1 to $10,000

B = $10,001 to $50,000

C = $50,001 to $100,000

D = over $100,000

The Trustees and certain Officers of the Trust are also Trustees or Officers of WM Trust I, WM Trust II and WM Strategic Asset Management Portfolios ("SAMP"), LLC. WM Trust I, WM Trust II and SAMP are investment companies advised by WM Advisors. There are currently forty (40) portfolios within the Fund Complex that are overseen by each of the Trustees. Each of the Trustees and Officers of the Trust who is also an Officer of the Advisor or Shareholder Services, as a result, is an affiliated person, for purposes of the 1940 Act, of the Advisor or Shareholder Services, as the case may be. Unless indicated otherwise, each Trustee and executive officer shall hold the indicated positions until his or her earlier resignation or removal.

REMUNERATION. No Trustee who is a director, officer or employee of the Advisor or its affiliates receives any compensation from the Trust for serving as Trustee of the Trust. The Trust, pays each Trustee who is not a director, officer or employee of the Advisor or its affiliates a fee of $24,000 per annum plus $3,000 per Board meeting attended in person and $1,000 per Board meeting attended by telephone, and reimburses each such Trustee for travel and out-of-pocket expenses. The Lead Trustee receives an additional $8,000 per annum. The Chairman of each committee receives a fee of $1,000 per committee meeting and committee members each receive $500 per committee meeting. Officers of the Trust receive no direct remuneration in such capacity from the Trust. Officers and Trustees of the Trust who are employees of the Advisor or its affiliates may be considered to have received remuneration indirectly.

COMMITTEES. The Trust has established a Governance Committee, an Investment Committee, an Operations/Distribution Committee and an Audit Committee.

The duties of the Governance Committee of the Trust include oversight of the Trust's legal counsel, review of the Trustees' compensation, oversight of regulatory compliance and review of assignments to each of the Trust's other committees. The members of the Governance Committee are Richard C. Yancey (chair), David E. Anderson, Daniel L. Pavelich and Kristianne C. Blake. The Governance Committee held two meetings in 2002.

The duties of the Investment Committee include the review of and oversight of compliance with the investment restrictions of the Portfolios and the Funds, the review of advisory contracts and contracts with custodians and sub-advisors, the review of the pricing, valuation and performance of the Portfolios and Funds, the review of brokerage policies and the review of transactions with affiliates. The members of the Investment Committee are Richard C. Yancey (chair), David E. Anderson, Anne V. Farrell, and Carrol R. McGinnis. The Investment Committee held four meetings in 2002.

The duties of the Operations/Distribution Committee include monitoring the activities of the Distributor, Transfer Agent and Administrator and considering new funds, review of possible termination of funds and/or merging small funds. The members of the Operations/Distribution Committee are Kristianne C. Blake (chair), Michael K. Murphy, Jay Rockey and Morton O. Schapiro. The Operations/Distribution Committee held four meetings in 2002.

The duties of the Audit Committee include oversight of each Fund's internal controls and annual and semi-annual financial reporting process, including review of the results of each Fund's annual independent audit, review of legal, tax and regulatory matters brought to the Committee's attention by management or the independent public accountants that may have a material impact on the financial statements, related company compliance policies and programs, and reports received from regulators and review annual audit plans and other matters in relation to the Funds' independent public accountants. The members of the Audit Committee are Daniel L. Pavelich (chair), Wayne L. Attwood, M.D., Edmond R. Davis, and Alfred E. Osborne. The Audit Committee held four meetings in 2002.

CODES OF ETHICS. The Trust, the Advisor, WM Funds Distributor, Inc. and each of the sub-advisors to the Funds ("Sub-advisors") have adopted codes of ethics in accordance with Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Portfolios or the Funds.

COMPENSATION

The following table shows the aggregate compensation paid to each of the Trust's Trustees by each Fund and Portfolio for the fiscal year ended December 31, 2002 and by the "Fund Complex" for calendar year 2002. The Fund Complex consists of the Portfolios and Funds, together with WM Strategic Asset Management Portfolios, LLC, WM Trust I and WM Trust II. None of the Trusts has any plan which would pay pension or retirement benefits to any Trustee.

                               COMPENSATION TABLE

                                            FLEXIBLE    CONSERVATIVE               CONSERVATIVE   STRATEGIC   EQUITY   GROWTH &
                                             INCOME       BALANCED     BALANCED       GROWTH       GROWTH     INCOME    INCOME
NON-INTERESTED TRUSTEES                     PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO    FUND      FUND
-----------------------                     ---------   ------------   ---------   ------------   ---------   ------   --------
David E. Anderson.........................    $570          $ 97        $1,542        $1,026        $321       $500     $  886
Wayne L. Attwood, M.D. ...................    $679          $115        $1,836        $1,222        $382       $595     $1,055
Kristianne Blake..........................    $720          $122        $1,946        $1,295        $405       $631     $1,119
Edmond R. Davis, Esq. ....................    $679          $115        $1,836        $1,222        $382       $595     $1,055
Carrol R. McGinnis........................    $679          $115        $1,836        $1,222        $382       $595     $1,055
Alfred E. Osborne, Jr., Ph.D. ............    $638          $108        $1,726        $1,149        $359       $559     $  992
Daniel L. Pavelich........................    $733          $124        $1,983        $1,320        $412       $642     $1,140
Jay Rockey................................    $679          $115        $1,836        $1,222        $382       $595     $1,055
Morton O. Schapiro........................    $584          $ 99        $1,579        $1,051        $328       $512     $  908
Richard C. Yancey.........................    $876          $148        $2,369        $1,576        $493       $767     $1,361

INTERESTED TRUSTEES
------------------------------------------
Anne V. Farrell...........................    $659          $112        $1,781        $1,185        $370       $577     $1,024
Michael K. Murphy.........................    $665          $113        $1,799        $1,197        $374       $583     $1,034
William G. Papesh.........................    $  0          $  0        $    0        $    0        $  0       $  0     $    0

                                                                                                                    U.S.
                                        WEST COAST   MID CAP            SMALL CAP   INTERNATIONAL   SHORT TERM   GOVERNMENT
                                          EQUITY      STOCK    GROWTH     STOCK        GROWTH         INCOME     SECURITIES
NON-INTERESTED TRUSTEES                    FUND       FUND      FUND      FUND          FUND           FUND         FUND
-----------------------                 ----------   -------   ------   ---------   -------------   ----------   ----------
David E. Anderson.....................     $297       $274      $593      $171          $214           $180        $  785
Wayne L. Attwood, M.D. ...............     $353       $326      $682      $203          $254           $214        $  934
Kristianne Blake......................     $375       $346      $723      $215          $270           $227        $  991
Edmond R. Davis, Esq. ................     $353       $326      $682      $203          $254           $214        $  934
Carrol R. McGinnis....................     $353       $326      $682      $203          $254           $214        $  934
Alfred E. Osborne, Jr., Ph.D. ........     $332       $306      $641      $191          $239           $201        $  878
Daniel L. Pavelich....................     $382       $352      $737      $219          $275           $231        $1,009
Jay Rockey............................     $353       $326      $682      $203          $254           $214        $  934
Morton O. Schapiro....................     $304       $280      $587      $175          $219           $184        $  804
Richard C. Yancey.....................     $456       $421      $880      $262          $328           $276        $1,205

INTERESTED TRUSTEES
--------------------------------------
Anne V. Farrell.......................     $343       $316      $662      $197          $247           $208        $  906
Michael K. Murphy.....................     $346       $319      $668      $199          $249           $210        $  916
William G. Papesh.....................     $  0       $  0      $  0      $  0          $  0           $  0        $    0

                                                                                                               TOTAL COMPENSATION
                                                                  TOTAL           PENSION OR                        FROM THE
                                                              COMPENSATION        RETIREMENT      ESTIMATED       FUND COMPLEX
                                                    MONEY    FOR FISCAL YEAR   BENEFITS ACCRUED    BENEFITS     PAID TO TRUSTEES
                                           INCOME   MARKET        ENDED        AS PART OF FUND       UPON           FOR YEAR
NON-INTERESTED TRUSTEES                     FUND     FUND      12/31/2002          EXPENSES       RETIREMENT    ENDED 12/31/2002
-----------------------                    ------   ------   ---------------   ----------------   ----------   ------------------
David E. Anderson........................  $  791    $162        $ 8,388              $0              $0            $42,000
Wayne L. Attwood, M.D. ..................  $  941    $193        $ 9,986              $0              $0            $50,000
Kristianne Blake.........................  $  998    $205        $10,585              $0              $0            $53,000
Edmond R. Davis, Esq. ...................  $  941    $193        $ 9,986              $0              $0            $50,000
Carrol R. McGinnis.......................  $  941    $193        $ 9,986              $0              $0            $50,000
Alfred E. Osborne, Jr., Ph.D. ...........  $  885    $182        $ 9,387              $0              $0            $47,000
Daniel L. Pavelich.......................  $1,016    $209        $10,785              $0              $0            $54,000
Jay Rockey...............................  $  941    $193        $ 9,986              $0              $0            $50,000
Morton O. Schapiro.......................  $  809    $166        $ 8,588              $0              $0            $42,000
Richard C. Yancey........................  $1,214    $249        $12,882              $0              $0            $64,500

INTERESTED TRUSTEES
-----------------------------------------
Anne V. Farrell..........................  $  913    $188        $ 9,686              $0              $0            $48,500
Michael K. Murphy........................  $  922    $190        $ 9,786              $0              $0            $49,000
William G. Papesh........................  $    0    $  0        $     0              $0              $0            $     0

                      INVESTMENT ADVISOR AND SUB-ADVISORS
WM Advisors serves as investment advisor to each of the Portfolios and Funds, and each Sub-advisor serves as investment Sub-advisor to one or more Funds, pursuant to separate written agreements. Certain of the services provided by, and the fees paid to, WM Advisors and the Sub-advisors are described in the Prospectuses under "Organization." WM Advisors and the Sub-advisors each (i) compensates its respective directors and pays the salaries of its respective officers and employees, (ii) compensates its respective officers and employees that serve as officers of the Trust, and (iii) maintains office facilities for the Trust.

The Trust, WM Advisors and the Sub-advisors have adopted codes of ethics which generally permit personal securities trading by their personnel, subject to certain conditions that are intended to prevent such personnel from defrauding the Trust.

In determining to approve the most recent annual extension of the Trust's investment advisory agreement with the Advisor (the "Advisory Agreement") and the investment sub-advisory agreements among the Trust, the Advisor and certain Sub-advisors with respect to the Growth and International Growth Funds (the "Sub-advisory Agreements"), the Trustees met over the course of the Trust's last fiscal year with the relevant investment advisory personnel and considered information provided by the Advisor and the Sub-advisors relating to the education, experience and number of investment professionals and other personnel providing services under the Advisory Agreement and each Sub-advisory Agreement. For more information on these people, see the Sections entitled
"Organization -- Advisor and Sub-Advisors" and "Organization -- Individual Fund Managers" in the Trust's Prospectuses. The Trustees also took into account the time and attention devoted by senior management to the Portfolios and Funds. The Trustees evaluated the level of skill required to manage the Portfolios and Funds, and concluded that the human resources devoted by the Advisor and the Sub-advisors to the Fund were appropriate to fulfill effectively their respective duties under the Advisory Agreement and Sub-advisory Agreements. The Trustees also considered the business reputation of the Advisor and the Sub-advisors, their financial resources and their professional liability insurance coverage, and concluded that they would be able to meet any reasonably foreseeable obligations under the respective agreements.

The Trustees received information concerning the investment philosophies and investment processes applied by the Advisor and the Sub-advisors in managing the Portfolios and Funds, as disclosed in the Prospectuses. In this connection, the Trustees considered the in-house research capabilities of the Advisor and the Sub-advisors as well as other sources available to the Advisor's and the Sub-advisor's personnel, including research services available to the Advisor and the Sub-advisors as a result of securities transactions effected for the Funds and other investment advisory clients. (For more information, see the description under "Securities Transactions" below.) The Trustees concluded that the investment process, research capabilities and philosophies of the Advisor and the Sub-advisors were well suited to the respective Portfolios and Funds, given their respective investment objectives and policies.

The Trustees considered the scope of the services provided by the Advisor to the Portfolios and Funds under the Advisory Agreement, and those provided by the Sub-advisors under the Sub-advisory Agreements, relative to services provided by other third parties to other mutual funds. The Trustees noted that the standard of care applicable to the Advisor and the Sub-advisors under the respective agreements was comparable to that found in most mutual fund investment advisory agreements. The Trustees concluded that the scope of the services provided to the Funds by the Advisor and the Sub-advisors was consistent with the Portfolios' and Funds' operational requirements, including, in addition to its investment objective, compliance with the Portfolios' and Funds' investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor and the Sub-advisors to the Portfolios and Funds. The Trustees evaluated the records of the Advisor and Sub-advisors with respect to regulatory compliance and compliance with the investment policies of the Portfolios and Funds. The Trustees also evaluated the procedures of the Advisor and each Sub-advisor designed to fulfill their fiduciary duties to the Portfolios and Funds with respect to possible conflicts of interest, including the codes of ethics of the Advisor and each of the Sub-advisors (regulating the personal trading of its officers and employees), the procedures by which the Advisor allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Advisor and the Sub-advisors in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Securities Transactions" below.

The Trustees considered oversight by the Advisor of non-advisory services provided by persons other than the Advisor, including the Sub-advisors, by reference, among other things, to the Portfolios' and Funds' total expenses and the reputation of the Trust's other service providers, as described below. The Trustees also considered information relating to the investment performance of the Portfolios and Funds relative to their respective performance benchmark(s), relative to other similar accounts managed by the Advisor and the relevant Sub-advisors, and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including one-, five- and ten-year calendar year periods (as disclosed in the Prospectuses), performance under different market conditions and during different phases of a market cycle, the volatility of each Portfolio's and Fund's returns, as well as factors identified by the Advisor or the Sub-advisor as contributing to performance. See "Individual Portfolio Reviews" in the Trust's most recent Annual Report. The Trustees concluded that the scope and quality of the services provided by the Advisor and the Sub-advisors, as well as the investment performance of the Portfolios and Funds, was sufficient, in light of market conditions, performance attribution, the resources dedicated by the Advisor and the Sub-advisors and their integrity, their personnel and systems, and their respective financial resources, to merit reapproval of the Advisory Agreement and each Sub-advisory Agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the Advisory Agreement and each Sub-advisory Agreement. The Trustees reviewed information, including information supplied by other third parties, concerning fees paid to investment advisers of similarly-managed funds. The Trustees also considered the fees of each Portfolio and Fund as a percentage of assets at different asset levels and possible economies of scale available to the Advisor and/or the relevant Sub-advisor. In particular, the Trustees evaluated the profitability of the Advisor with respect to the Portfolios and Funds, concluding that such profitability was not inconsistent with levels of profitability that had been determined by courts not to be "excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by each Portfolio and Fund directly to the Advisor and the applicable Sub-advisors, but also took into account so-called "fallout benefits" to the Advisor and the Sub-advisors such as reputational value derived from serving as investment advisor to one or more of the Portfolios and Funds.

In evaluating the Portfolios' and Funds' advisory and sub-advisory fees, the Trustees also took into account the complexity of investment management for each Portfolio and Fund relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds, including state-specific municipal funds require greater intensity of research and trading acumen than larger capitalization or more diversified funds.

Based on the foregoing, the Trustees concluded that the fees to be paid to the Advisor and the Sub-advisors under the Advisory Agreement and each Sub-advisory Agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor and the Sub-advisors.

MANAGEMENT FEES

Each Portfolio and Fund pays a management fee to the Advisor. The management fee is calculated and paid every month. It is based upon a percentage of the average net assets of the

Portfolio or Fund. Absent fee waivers, the management fee for each Portfolio and Fund as provided in the Advisory Agreement of the Portfolio or Fund is as follows:

FUND                                                                         FEES
----                                                          -----------------------------------
Each of the Portfolios......................................  0.10% of all assets
REIT Fund...................................................  0.80% of the first $500 million
                                                              0.75% of the next $1.5 billion
                                                              0.70% of the next $1 billion
                                                              0.65% thereafter
Equity Income Fund..........................................  0.625% of the first $500 million
                                                              0.50% thereafter
Growth & Income Fund........................................  0.80% of the first $100 million
                                                              0.75% of the next $100 million
                                                              0.70% of the next $200 million
                                                              0.65% of the next $100 million
                                                              0.575% thereafter
West Coast Equity Fund......................................  0.625% of the first $500 million
                                                              0.50% thereafter
Mid Cap Stock Fund..........................................  0.75% the first $3 billion
                                                              0.70% thereafter
Growth Fund*................................................  0.95% of the first $25 million
                                                              0.875% thereafter
Small Cap Stock Fund........................................  0.90% of the first $25 million
                                                              0.85% of the next $475 million
                                                              0.75% thereafter
International Growth Fund**.................................  0.20% of the first $25 million
                                                              0.35% of the next $25 million
                                                              0.425% of the next $75 million
                                                              0.325% of the next $125 million
                                                              0.375% thereafter
Short Term Income Fund......................................  0.50% of the first $200 million
                                                              0.45% on the next $300 million
                                                              0.40% thereafter
U.S. Government Securities Fund.............................  0.50% the first $3 billion
                                                              0.45% thereafter
Income Fund.................................................  0.50% the first $3 billion
                                                              0.45% thereafter
Money Market Fund...........................................  0.45% of all assets

 * The Advisory Agreement was amended effective January 1, 2000 to provide for direct payment of the Sub-advisors by the Fund. The fee rates shown will be reduced by the Sub-advisory fees, which will fluctuate depending on the allocation of assets among the three Sub-advisors.

** The Advisory and Sub-advisory agreements for the Fund were amended effective
   January 1, 2000 to provide for the direct payment of the Sub-advisor by the Fund. The fee rates shown above reflect this amendment (i.e., they are net of Sub-advisory fees). The Advisor also receives the benefit of the fee aggregation policies described below.

        FEE AGGREGATION POLICIES

     Fee aggregation will apply to all accounts managed by Capital Group companies (affiliates of Capital Guardian) for affiliates of Washington Mutual Inc., including the International Growth Fund, except for emerging markets equity investments and investments in funds with internally charged fees ("Eligible Accounts"). In order to achieve the benefit of fee aggregation, the combined actual fees must exceed the combined total of the minimum fee applicable to each of the client's Eligible Accounts.

     For additional Eligible Accounts with the same investment objectives and guidelines, all assets for these Eligible Accounts will be aggregated for fee calculation purposes.

     For additional Eligible Accounts with different investment objectives and guidelines:

          1. Each account will be charged on the first $10 million at the initial breakpoint rate for the appropriate mandate. Any incremental assets over $10 million will be aggregated and charged at the incremental rate for the appropriate mandate.

          2. Assets invested in commingled funds will be aggregated and charged at the incremental rate for the appropriate mandate.

          3. The first additional account within a new country will be charged on the first $15 million at the initial breakpoint rate for the appropriate mandate. Any incremental assets over $15 million will be aggregated and charged at the incremental rate for the appropriate mandate.

     For fee aggregation purposes, Eligible Accounts will be aggregated in the following order: balanced, equity-developed markets, convertible, fixed-income-high yield, fixed-income-emerging markets, and fixed-income-developed markets.

     Unless otherwise requested, the benefit from fee aggregation for clients with multiple accounts will be calculated by comparing total aggregated fees to total unaggregated fees for all Eligible Accounts. The resulting percentage discount will be applied to each Eligible Account's unaggregated fees.

     If all Eligible Accounts are not denominated in the same currency, the local currency assets of each Eligible Account and the related fees calculated on any unaggregated basis will be converted to a designated base currency using the applicable foreign exchange rate. The total of such fees will be compared to the Eligible Accounts' total aggregated fees. The resulting percentage discount will then be applied to each Eligible Account's unaggregated fee as determined in the applicable currency.

     FEE DISCOUNTS AND ELIMINATION OF FEE BREAKPOINTS

     The following fee discounts will be applied based upon the total aggregated fees:

       Clients between $1.25 million to $4 million.................     5% discount
       Clients between $4 million to $8 million....................   7.5% discount
       Clients between $8 million to $12 million...................    10% discount
       Clients over $12 million....................................  12.5% discount

     For this purpose, aggregated fees will include all fees from separate accounts, commingled funds, and funds internally charged fees managed by Capital Group companies, except for investments in American Funds' mutual funds. The resulting fee discount percentage will be applied to each account's fees (excluding fees related to investments in funds with internally charged fees).

     For clients whose total aggregated fees (before discounts) exceed $3 million, fee breakpoints will be eliminated and each account will be charged at the lowest marginal fee rate applicable to the account's fee schedule.

     To determine the applicable fee discount level and breakpoint elimination threshold, the total aggregated fees for the quarter will be annualized. For this purpose, all local currency fees will be converted to a designated base currency.

     Fees related to investments in funds with internally charged fees will be estimated by multiplying the quarter end value of the investment (adjusted on a prorated basis for any contributions or withdrawals during the quarter) by the fund's effective fee. For this purpose, the effective fee will be based on the value of the fund's quarter end assets and the fund's current fee schedule.

     Applicable discount levels and the elimination of fee breakpoints will be effective beginning the first quarter a discount threshold is exceeded and will remain in effect unless the total fees fall below the discount threshold due to a significant withdrawal of assets. A decline in the market alone will not cause the reinstatement of a lower discount level or fee breakpoints.

The tables below show the investment advisory fees paid, and investment advisory fees waived, for the three most recent fiscal years.

                                 FISCAL YEAR ENDED          FISCAL YEAR ENDED          FISCAL YEAR ENDED
                                 DECEMBER 31, 2002          DECEMBER 31, 2001          DECEMBER 31, 2000
                              ------------------------   ------------------------   ------------------------
                              FEES PAID    FEES WAIVED   FEES PAID    FEES WAIVED   FEES PAID    FEES WAIVED
                              ----------   -----------   ----------   -----------   ----------   -----------
Flexible Income Portfolio...  $  113,173     $     0     $   56,457     $     0     $   33,456     $     0
Conservative Balanced
  Portfolio.................  $   18,580     $18,580     $   11,246     $11,246     $    7,787     $ 4,911
Balanced Portfolio..........  $  364,098     $     0     $  334,487     $     0     $  243,346     $     0
Conservative Growth
  Portfolio.................  $  276,615     $     0     $  308,416     $     0     $  235,673     $     0
Strategic Growth
  Portfolio.................  $   86,300     $     0     $   98,792     $     0     $   71,260     $     0
Equity Income Fund..........  $  706,100     $     0     $  489,771     $     0     $  147,835     $     0
Growth & Income Fund........  $1,888,275     $     0     $2,373,210     $     0     $2,031,443     $     0
West Coast Equity Fund......  $  482,090     $     0     $  482,810     $     0     $  327,489     $     0
Mid Cap Stock Fund..........  $  517,513     $     0     $  483,125     $     0     $  216,565     $     0
Growth Fund*................  $  716,725     $     0     $  870,124     $     0     $1,599,920     $     0
Small Cap Stock Fund........  $  433,390     $     0     $  611,039     $     0     $  738,865     $     0
International Growth
  Fund*.....................  $  152,364     $     0     $  226,534     $     0     $  287,433     $     0
Short Term Income Fund......  $  249,814     $     0     $  228,433     $     0     $  227,844     $     0
U.S. Government Securities
  Fund......................  $  821,350     $     0     $  614,419     $     0     $  461,247     $     0
Income Fund.................  $  869,019     $     0     $  713,108     $     0     $  505,225     $     0
Money Market Fund...........  $  155,843     $     0     $  104,245     $     0     $   91,345     $ 4,466

---------------
* The Advisory and Sub-advisory Agreements for the Funds were amended effective January 1, 2000 to provide for the direct payment of Sub-advisors by the Funds. The fees shown above reflect this amendment (i.e., are net of sub-advisory fees).

Sub-advisory fees were paid by the Funds for the fiscal years ended December 31, 2000, 2001 and 2002 in the following amounts (no fees were waived):

                                       2002                       2001                       2000
                              -----------------------   ------------------------   ------------------------
                              FEES PAID   FEES WAIVED   FEES PAID    FEES WAIVED   FEES PAID    FEES WAIVED
                              ---------   -----------   ----------   -----------   ----------   -----------
Growth Fund
  Janus.....................  $251,170        $0        $1,021,330       $0        $1,726,455       $0
  Columbia..................  $ 85,703        $0        $        0       $0        $        0       $0
  Oppenheimer...............  $282,119        $0        $        0       $0        $        0       $0
  Total.....................  $618,992        $0        $1,021,330       $0        $1,726,455       $0
International Growth Fund
  Capital Guardian..........  $322,857        $0        $  307,540       $0        $  368,252       $0

           CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT, DISTRIBUTOR AND
                            OTHER SERVICE PROVIDERS

The assets of the Trust are held under bank custodianship in accordance with the 1940 Act. Boston Safe Deposit and Trust Company, located at One Boston Place, Boston, Massachusetts 02108, serves as custodian for the Funds (the "Custodian"). In addition, the Trust may employ foreign sub-custodians that are approved by the Board of Trustees to hold foreign assets. WM Shareholder Services, located at 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101, serves as the Trust's administrator and transfer agent.

For the years ended December 31, 2000, 2001 and 2002 the Portfolios and Funds paid to WM Shareholder Services, the following administration fees (no fees were waived):

                                                                2002          2001         2000
                                                             ----------    ----------    ---------
(NAME AND FINANCIAL INFO)                                    FEES PAID*    FEES PAID*    FEES PAID
-------------------------                                    ----------    ----------    ---------
Flexible Income Portfolio..................................   $169,759      $ 34,686     $ 50,184
Conservative Balanced Portfolio............................   $ 27,870      $ 16,869     $ 11,681
Balanced Portfolio.........................................   $546,148      $501,730     $365,019
Conservative Growth Portfolio..............................   $414,923      $462,622     $353,509
Strategic Growth Portfolio.................................   $129,449      $148,188     $106,889
Equity Income Fund.........................................   $      0      $      0     $ 42,577
Growth & Income Fund.......................................   $      0      $      0     $483,799
West Coast Equity Fund.....................................   $      0      $      0     $ 94,317
Mid Cap Stock Fund.........................................   $      0      $      0     $ 51,976
Growth Fund................................................   $      0      $      0     $680,426
Small Cap Stock Fund.......................................   $      0      $      0     $153,818
International Growth Fund..................................   $      0      $      0     $128,263
Short Term Income Fund.....................................   $      0      $      0     $ 82,024
U.S. Government Securities Fund............................   $      0      $      0     $166,049
Income Fund................................................   $      0      $      0     $181,881
Money Market Fund..........................................   $      0      $      0     $ 36,538

------------------------

* Beginning January 1, 2001, the Funds no longer paid administration fees to WM Shareholder Services.

WM Funds Distributor, Inc., located at 1201 Third Avenue, 22nd Floor, Seattle, Washington, 98101 (the "Distributor"), will purchase and resell shares of the Portfolios and Funds. The Distributor does not receive any compensation for the purchase or redemption of Class 1 Portfolio or Fund shares. The Portfolios and Funds have approved a distribution plan applicable to Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Rule 12b-1 distribution plan, the Distributor receives fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class 2 shares of each Portfolio and Fund. For the year ended December 31, 2002, this fee amounted to $130,105.

The fees received by the Distributor under the Rule 12b-1 plan may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class 2 shares Portfolio and Fund shares, including payments to the Distributor's representatives and others for selling Class 2 shares. The Distributor may pay all or a portion of the fees to broker/dealers that provide services, such as accepting telephone inquiries and transaction requests and processing correspondence, new applications and subsequent purchases. Because the Distributor may retain any amount of its fee that is not so expended, the Rule 12b-1 plan is characterized by the Securities and Exchange Commission (the "SEC") as a "compensation-type" plan. Under its terms, the Rule 12b-1 plan will remain in effect from year to year only if such continuance is approved annually by vote of the Board of Trustees.

COUNSEL AND INDEPENDENT AUDITORS

Ropes & Gray, located at One International Place, Boston, Massachusetts 02110, serves as Counsel to the Trust.

Deloitte & Touche LLP, located at 200 Berkeley St., Boston, Massachusetts 02116, serves as Independent Auditors to the Trust.

                           ORGANIZATION OF THE TRUST

The Trust is an open-end management investment company that is organized as a "Massachusetts business trust" under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated January 27, 1993, as amended from time to time (the "Declaration of Trust"). Prior to March 20, 1998, the Trust was known as The Sierra Variable Trust. Certificates representing shares in the Trust are not physically issued. The Trust's custodian and the Trust's transfer agent maintain a record of each shareholder's ownership of Trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Portfolio or Fund except with respect to the election of Trustees and the selection of independent accountants.

Under normal circumstances, there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office promptly will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose.

Under the Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

The Trust has the power to issue separate series of shares and has authorized the following seventeen separate series: Money Market Fund, Short Term Income Fund, U.S. Government Securities Fund, Income Fund, REIT Fund, Equity Income Fund, Growth & Income Fund, West Coast Equity Fund, Mid Cap Stock Fund, Growth Fund, Small Cap Stock Fund, International Growth Fund, Flexible Income Portfolio, Conservative Balanced Portfolio, Balanced Portfolio, Conservative Growth Portfolio and Strategic Growth Portfolio. The Trust offers shares of beneficial interest, each without par value. Additional series may be established. Prior to January 30, 1998, the Money Market Fund was known as the Global Money Fund. Prior to March 20, 1998, the U.S. Government Securities Fund was known as the U.S. Government Fund, the Income Fund was known as the Corporate Income Fund, the Growth & Income Fund was known as the Growth and Income Fund, the Strategic Growth Portfolio was known as the Capital Growth Portfolio, the Conservative Growth Portfolio was known as the Growth Portfolio and the Flexible Income Portfolio was known as the Value Portfolio. Prior to March 1, 2002, the West Coast Equity Fund was known as the Growth Fund of the Northwest.

The Trust's Board of Trustees monitors potential conflicts among variable life insurance policies, variable annuity contracts, insurance company shareholders, and qualified retirement plan shareholders, and will determine what, if any, action should be taken to resolve any conflicts.

Massachusetts law provides that the shareholders, under certain circumstances, could be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the assets of the relevant Portfolio or Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of the Trust.

                       INVESTMENT OBJECTIVES AND POLICIES

The Prospectus discusses the investment objective or objectives of each of the Portfolios and Funds, and the policies to be employed to achieve such objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Portfolios and the Funds may invest, the investment policies and portfolio strategies that each may utilize and certain risks attendant to such investments, policies and strategies. Although the WM High Yield Fund is not mentioned specifically below because it is not available for direct investment through the variable annuity and variable life contracts, some of the strategies discussed below may apply to the WM High Yield Fund, which is an allowable investment of the Portfolios.

STRATEGIES AVAILABLE TO ALL FUNDS AND PORTFOLIOS

RATINGS AS INVESTMENT CRITERIA. In general, the ratings of nationally recognized statistical rating organizations ("NRSROs"), such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), and Fitch Ratings ("Fitch"), represent the opinions of these agencies as to the quality of securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Portfolios and the Funds as initial criteria for the selection of portfolio securities, but the Portfolios and the Funds will also rely upon the independent advice of WM Advisors or their respective sub-advisors to evaluate potential investments. Additional information concerning the ratings of these services and their significance can be found in the Appendix to this SAI beginning on page 51.

To the extent that the rating given by an NRSRO for securities may change as a result of changes in such organization or its rating system, each of the Portfolios and the Funds will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and in this SAI.

U.S. GOVERNMENT SECURITIES. U.S. Government Securities include debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government Securities include direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Resolution Trust Corporation, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio or Fund will invest in obligations issued by such an instrumentality only if WM Advisors or the relevant sub-advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES. These securities generally cannot be sold or disposed of in the ordinary course of business at approximately the value at which the Fund has valued the investments within seven days. This may have an adverse effect upon the Fund's ability to dispose of the particular securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be treated as an illiquid security.

BANK OBLIGATIONS. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Portfolio or Fund, depending upon the principal amount of certificates of deposit ("CDs") of each state bank held by a Portfolio or Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specific levels of reserve, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks and of foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. The deposits of branches licensed by certain states may not necessarily be insured by the FDIC.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign banks and foreign branches of U.S. banks, WM Advisors or the relevant Sub-advisors will carefully evaluate such investments on a case-by-case basis.

A Portfolio or a Fund may purchase a CD, TD or bankers' acceptance issued by a bank, savings and loan association or other banking institution with less than $1 billion in assets (a "Small Issuer Bank Obligation") only so long as the issuer is a member of the FDIC or supervised by the Office of Thrift Supervision (the "OTS") and so long as the principal amount of the Small Issuer Bank Obligation is fully insured by the FDIC and is no more than $100,000. Each of the Portfolios and Funds will at any one time hold only one Small Issuer Bank Obligation from any one issuer.

MORTGAGE-BACKED SECURITIES. The mortgage-backed securities in which the Portfolios and Funds may invest include those classified as governmental or government-related, depending on the issuer or guarantor. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities which are not backed by the full faith and credit of the United States include those issued by FNMA and FHLMC. FNMA/FHLMC are government-sponsored corporations owned entirely by private stockholders, which are subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA/FHLMC are guaranteed as to timely payment of principal and interest by FNMA/FHLMC. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

Entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments in which principal or interest payments may vary or terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Portfolios and the Funds will, consistent with their respective investment objectives and policies, consider making investments in such new types of securities.

The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common industry practice, for example, is to assume that prepayments will result in a 7- to 9-year average life for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities of different characteristics will have varying average life assumptions.

REPURCHASE AGREEMENTS. The Short Term Income, Growth, Small Cap Stock and International Growth Funds and the Portfolios may invest in repurchase agreements. The Money Market, U.S. Government Securities, REIT, Income, Equity Income, Mid Cap Stock, Growth & Income and West Coast Equity Funds may enter into repurchase agreements with brokers, dealers and banks to temporarily invest cash reserves provided that repurchase agreements maturing in greater than 7 days cannot exceed 10% of each Fund's total assets.

WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, each of the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. The Fund will enter into when-issued transactions for the purpose of acquiring portfolio securities and not for the purpose of leverage. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the securities are actually delivered to the Fund. Similarly, the sale of securities for delayed delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

A segregated account in the name of the Fund consisting of cash or other liquid assets equal to the amount of when-issued or delayed-delivery commitments will be established at the Custodian. For the purpose of determining the adequacy of the securities in the accounts, the deposited securities will be valued at market or fair value. If the market or fair value of the securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date, the Fund will meet its obligations from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of securities purchased on a when-issued or delayed-delivery basis themselves (which may have a greater or lesser value than the Fund's payment obligations).

STRATEGIES AVAILABLE TO THE PORTFOLIOS AND ALL FUNDS (EXCEPT THE MONEY MARKET
FUND) WHERE NOTED

OVER-THE-COUNTER OPTIONS. An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While a Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Fund cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions stated elsewhere in this SAI and in the Prospectus, each of the Portfolios and Funds, except for the Money Market Fund, may utilize various other investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of fixed-income securities or for other bona fide hedging purposes. None of the Portfolios or Funds currently intends to enter into strategic transactions, excluding strategic transactions that are "covered" or entered into for bona fide hedging purposes, that are in the aggregate principal amount in excess of 15% of the Portfolio's or Fund's net assets. Strategic transactions have associated risks including possible default by the other party to the transaction, illiquidity and, to the extent that WM Advisors or the Sub-advisor's view as to certain market movements is incorrect, losses greater than if they had not been used. Use of put and call options, currency transactions or options and futures transactions entails certain risks as described herein and in the Prospectuses in sections relating to such investment or instruments. Losses resulting from the use of strategic transactions would reduce net asset value, and possibly income, and such losses can be greater than if the strategic transactions had not been utilized.

The use of strategic transactions for portfolio management purposes involves special considerations and risks. Additional risks pertaining to particular strategies that make up strategic transactions are described in other sections of this SAI. Successful use of most strategic transactions depends upon WM Advisors' or the Sub-advisor's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. There may be imperfect correlation, or even no correlation, between price movements of strategic transactions and price movements of the related portfolio or currency positions. Such a lack of correlation might occur due to factors unrelated to the value of the related portfolio or currency positions, such as speculative or other pressures on the markets in which strategic transactions are traded. Strategic transactions, if successful, can reduce risk of loss or enhance income, by wholly or partially offsetting the negative effect of, or accurately predicting, unfavorable price movements or currency fluctuations in the related portfolio or currency position. However, strategic transactions can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the related positions. In addition, a Portfolio or Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in strategic transactions involving obligations to third parties (i.e., strategic transactions other than purchased options). These requirements might impair the Portfolio's or Fund's ability to sell a portfolio security or currency position or make an investment at a time when it would otherwise be favorable to do so, or require that the Portfolio or Fund sell a portfolio security or currency position at a disadvantageous time. Certain provisions of the Internal Revenue Code of 1986, as amended (the "Code") may accelerate or adversely impact the character of certain strategic transactions.

Swaps, Caps, Floors and Collars. Among the strategic transactions into which a Portfolio or Fund may enter, to the extent consistent with its investment policies and restrictions, are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. A Portfolio or Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio or Fund anticipates purchasing at a later date. A Portfolio or Fund will use these transactions as hedges and not speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio or Fund may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio or Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or value.

A Portfolio or Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio or Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, WM Advisors and the Trusts believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Futures Activities. Each of the Funds that is permitted to engage in strategic transactions and each of the Portfolios may enter into futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade. These investments may be made for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and for otherwise permitted strategic transactions.

Futures Contracts. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. A bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying securities in the index is made.

The purpose of entering into a futures contract is to protect the Portfolio or Fund from fluctuations in the value of its securities caused by anticipated changes in interest rates or market conditions without necessarily buying or selling the securities.

No consideration is paid or received by a Portfolio or Fund upon entering into a futures contract. Initially, a Portfolio or Fund would be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is the equivalent of a performance bond or good faith deposit on the contract, which is returned to the Portfolio or Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Portfolio or Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts is subject to the ability of WM Advisors or the relevant Sub-advisor to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. The decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

Although the Portfolios and Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Portfolio or Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

To ensure that transactions constitute bona fide hedges in instances involving the purchase or sale of a futures contract, the Portfolios and the Funds will be required to either (i) segregate sufficient cash or liquid assets to cover the outstanding position or (ii) cover the futures contract by either owning the instruments underlying the futures contract or by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contract or by holding a separate option permitting it to purchase or sell the same futures contract. Because of the imperfect correlation between the movements in the price of underlying indexes or stock indexes of various futures contracts and the movement of the price of securities in their portfolios, the Portfolios and the Funds will periodically make adjustments to its index futures contracts positions to appropriately reflect the relationship between the underlying portfolio and the indexes. The Portfolios and the Funds will not maintain short positions in index or stock index futures contracts, options written on index or stock index futures contracts and options written on indexes or stock indexes, if in the aggregate, the value of these positions exceeds the current market value of their portfolios plus or minus the unrealized gain or loss on those positions.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract. The value of the option does however change daily and that change would be reflected in the net asset value of the Portfolio or the Fund holding the option.

When engaging in strategic transactions, the Portfolios and the Funds may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade as a hedge against changes in the value of its portfolio securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated interest rate and market trends by WM Advisors or the relevant Sub-advisor, which could prove to be inaccurate. Even if the expectations of WM Advisors or the Sub-advisors are correct, there may be an imperfect correlation between the change in the value of the options and the portfolio securities hedged.

STRATEGIES AVAILABLE TO THE REIT, EQUITY INCOME, GROWTH & INCOME, WEST COAST EQUITY, MID CAP STOCK, GROWTH, SMALL CAP STOCK, INTERNATIONAL GROWTH AND SHORT TERM INCOME FUNDS

Options on Securities. The REIT, Equity Income, Growth & Income, Mid Cap Stock, Growth, Small Cap Stock, International Growth and Short Term Income Funds may write covered put options and covered call options on securities, purchase put and call options on securities and enter into closing transactions.

Options written by these Funds will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Funds may write (1) in-the-money call options when WM Advisors or their Sub-advisor expects that the price of the underlying security will remain flat or decline moderately during the option period, (2) at-the-money call options when WM Advisors or their Sub-advisor expects that the price of the underlying security will remain flat or advance moderately during the option period and (3) out-of-the-money call options when WM Advisors or their Sub-advisor expects that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options described above.

So long as the Fund's obligation as the writer of an option continues, each of the REIT, Equity Income, Growth & Income, West Coast Equity, Growth, Mid Cap Stock, Small Cap Stock, International Growth and Short Term Income Funds may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the relevant Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, each Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC") and of the securities exchange on which the option is written.

An option may be closed out only when there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of this fact, and current trading conditions, each Fund expects to purchase or write call or put options issued by the OCC, except that options on U.S. Government Securities may be purchased or written in the over-the-counter market. Over-the-counter options can be closed out only by agreement with the primary dealer in the transaction. National securities exchanges on which options are traded are: The Chicago Board Options Exchange
(CBOE), The Board of Trade of the City of Chicago (CBT), American Stock Exchange
(AMEX), Philadelphia Stock Exchange (PHLX), Pacific Stock Exchange (PSE) and the New York Stock Exchange (NYSE). Any over-the-counter option written by the Fund will be with a qualified dealer pursuant to an agreement under which the Fund would have the absolute right to repurchase an over-the-counter option it has sold. Such options will be considered illiquid in an amount equal to the formula price, less the amount by which the option is "in-the-money." In the event of the insolvency of the primary dealer, the Fund may not be able to liquidate its position in over-the-counter options, or to enter into closing purchase transactions on options written by it.

The Fund may realize a profit or loss upon entering into closing transactions. In cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option, and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, it will realize a profit or loss to the extent that the amount received in the closing sale transaction is more or less than the premium it initially paid for the original option plus the related transaction costs.

To facilitate closing transactions, the Fund will generally purchase or write only those options for which WM Advisors or its Sub-advisor believes there is an active secondary market although there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and the securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such events, it might not be possible to effect closing transactions in particular options. If as a covered call option writer the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the particular Fund and other clients of WM Advisors and its Sub-advisors and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying security with respect to which the Fund has written options may exceed the time within which it must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock. The Fund may however, incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to mortgage-backed U.S. Government Securities for which the Fund may write covered call options. If the Fund writes covered call options on a mortgage-backed security, the security that it holds as cover may, because of scheduled amortization of unscheduled prepayments, cease to be sufficient cover. In such an instance, the Fund will compensate by purchasing an appropriate additional amount of mortgage-backed securities.

STRATEGIES AVAILABLE TO REIT, MID CAP STOCK, GROWTH, SMALL CAP STOCK, INTERNATIONAL GROWTH, SHORT TERM INCOME AND INCOME FUNDS

Options on Securities Indexes. The REIT, Mid Cap Stock, Growth, Small Cap Stock, International Growth, Short Term Income and Income Funds may also purchase and sell call and put options on securities indexes. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index.

Options on securities indexes entail risks in addition to the risks of options on securities. Because exchange trading of options on securities indexes is relatively new, the absence of a liquid secondary market to close out an option position is more likely to occur, although the Fund generally will purchase or write such an option only if WM Advisors or its Sub-advisor believes the option can be closed out.

Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless WM Advisors or its Sub-advisor believes the market is sufficiently developed for the risk of trading in such options to be no greater than the risk of trading in options on securities.

Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on securities indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.

STRATEGIES AVAILABLE TO REIT, MID CAP STOCK, GROWTH, SMALL CAP STOCK, INTERNATIONAL GROWTH, SHORT TERM INCOME AND INCOME FUNDS

Foreign Currency Exchange Transactions. The REIT, Mid Cap Stock, Growth, Small Cap Stock, International Growth, Short Term Income and Income Funds may engage in currency exchange transactions with parties who have been approved by the Trusts' Board of Trustees, to protect against uncertainty in the level of future exchange rates. The Funds' dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. A Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency.

If a Fund enters into a position hedging transaction, the Custodian will, except in circumstances where segregated accounts are not required by the 1940 Act and the rules adopted thereunder, place cash or other liquid assets in a segregated account for the Fund in an amount at least equal to the value of the Fund's total assets committed to the consummation of the forward contract. For each forward foreign currency exchange contract that is used to hedge a securities position denominated in a foreign currency, but for which the hedging position no longer provides, in the opinion of WM Advisors or the Sub-advisor, sufficient protection to consider the contract to be a hedge, the Fund maintains with the Custodian a segregated account of cash or other liquid assets in an amount at least equal to the portion of the contract that is no longer sufficiently covered by such hedge. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's unhedged exposure (in the case of securities denominated in a foreign currency) or commitment with respect to the contract. Hedging transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.

At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the amount of the currency that it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The cost to a Fund of engaging in currency transactions with factors such as, the currency involved, the length of the contract period and the prevailing market conditions. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, forward currency contracts may limit the risk of loss due to a decline in the value of the hedged currency increase.

If a devaluation of a currency is generally anticipated, a Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

The Funds, in addition, may combine forward currency exchange contracts with investments in securities denominated in other currencies in an attempt to create a combined investment position, the overall performance of which will be similar to that of a security denominated in a Fund's underlying currency. For instance, a Fund could purchase a U.S. dollar-denominated security and at the same time enter into a forward currency exchange contract to exchange U.S. dollars for its underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to "lock in" the foreign currency value of the security and adopt a synthetic investment position whereby the Fund's overall investment return from the combined position is similar to the return from purchasing a foreign currency-denominated instrument.

There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of a security denominated in the U.S. dollar or other foreign currency is not exactly matched with a Fund's obligation under a forward currency exchange contract on the date of maturity, the Fund may be exposed to some risk of loss from fluctuations in that currency. Although WM Advisors and each Sub-advisor will attempt to hold such mismatching to a minimum, there can be no assurance that WM Advisors or the Fund's Sub-advisor will be able to do so.

Although the foreign currency market is not believed to be necessarily more volatile than the market in other commodities, there is less protection against defaults in the forward trading to currencies than there is in trading such currencies on an exchange because such forward contracts are not guaranteed by an exchange or clearing house. The CFTC has indicated that it may assert jurisdiction over forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such transactions. In the event that such prohibition included the Fund, it would cease trading such contracts. Cessation of trading might adversely affect the performance of a Fund.

STRATEGIES AVAILABLE TO REIT, MID CAP STOCK, GROWTH, SMALL CAP STOCK, INTERNATIONAL GROWTH, SHORT TERM INCOME AND INCOME FUNDS

Options on Foreign Currencies. The REIT, Mid Cap Stock, Growth, Small Cap Stock, International Growth, Short Term Income and Income Funds may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. Such hedging includes cross hedging and proxy hedging where the options to buy or sell currencies involve other currencies besides the U.S. dollar. As one example, a decline in the U.S. dollar value of a foreign currency in which securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. To protect against diminutions in the value of securities held by a Fund in a particular foreign currency, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted. When an increase in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of the securities, the Fund conversely may purchase call options on the currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction, or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.

The Funds may also write covered call options on foreign currencies for the types of hedging purposes described above. As one example, when WM Advisors or a Sub-advisor anticipates a decline in the U.S. dollar value of foreign currency-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset-by the amount of the premium. Through the writing of options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire the foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian upon conversion or exchange of other foreign currency held by the Fund. A call option also is covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written when the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other liquid debt securities in a segregated account with the Custodian.

The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

SPECIAL CONSIDERATIONS RELATING TO REIT, EQUITY INCOME, MID CAP STOCK, GROWTH, SMALL CAP STOCK, INTERNATIONAL GROWTH AND INCOME FUNDS

SECURITIES IN DEVELOPING COUNTRIES. Although most of the investments of the REIT, Equity Income, Mid Cap Stock, Growth, Small Cap Stock, International Growth and Income Funds are made in securities of companies in (or governments of) developed countries, each may invest in securities of companies in (or governments of) developing or emerging countries (sometimes referred to as "emerging markets") as well. The REIT, Mid Cap Stock, Growth, Small Cap Stock and Income Funds may invest up to 5% of their total assets in emerging markets and the International Growth Fund may invest up to 30% of total assets in emerging markets and up to 5% of total assets in any one country. A developing or emerging country is generally considered to be a country that is in the initial stages of its industrialization cycle. "Developing or Emerging Markets," for the WM Group of Funds, include all countries in Latin America and the Caribbean, all countries in Asia (except Australia, Hong Kong, Japan, New Zealand, and Singapore), all countries in Africa and the Middle East, all former Eastern bloc countries, Russia and the Commonwealth of Independent States and Turkey. Investing in the equity and fixed-income markets of developing or emerging countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing or emerging countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

STRATEGY AVAILABLE TO REIT, EQUITY INCOME, GROWTH & INCOME, WEST COAST EQUITY, GROWTH, SMALL CAP STOCK, INTERNATIONAL GROWTH, SHORT TERM INCOME AND INCOME FUNDS

LENDING OF PORTFOLIO SECURITIES. Each of the REIT, Equity Income, Growth & Income, West Coast Equity, Small Cap Stock, International Growth, and Short Term Income Funds will adhere to the following conditions whenever its portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, provided that if a material event adversely affecting the investment occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities. From time to time, the Funds may pay a part of the interest earned from the investment of the collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Trust and that is acting as a "finder." The REIT, Equity Income, Growth & Income, West Coast Equity and Mid Cap Stock Funds will not lend more than 33% of their respective total assets, and the remaining Funds will not lend more than 20% of their respective total assets.

SPECIAL CONSIDERATIONS RELATING TO REIT, EQUITY INCOME, GROWTH & INCOME, MID CAP STOCK, GROWTH, SMALL CAP STOCK AND INCOME FUNDS

LOWER-RATED SECURITIES. The REIT, Equity Income, Growth & Income, Mid Cap Stock, Growth, Small Cap Stock and Income Funds may each invest up to 35% of its respective total assets in non-investment grade securities (rated Ba and lower by Moody's and BB and lower by Standard & Poor's) or unrated securities of comparable quality ("junk bonds"). Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuer of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Historically, economic downturns have disrupted the high yield market and impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates could adversely affect the value of such obligations held by any of the Funds. Prices and yields of high yield securities will fluctuate over time and may affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Trustees to accurately value high yield securities in the Fund's portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs.

Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of WM Advisors and the Sub-advisor of each of the Funds not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and ongoing review of credit quality. The achievement of a Fund's investment objectives by investment in such securities may be more dependent on WM Advisors or its Sub-advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, WM Advisors or the Fund's Sub-advisor will determine whether it is in the best interest of the Fund to retain or dispose of the security.

Prices for below investment grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress from time to time has considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and would regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

                            INVESTMENT RESTRICTIONS

The following section discusses the investment policies and restrictions of the Portfolios and Funds. A fundamental policy affecting a particular Portfolio or Fund may not be changed without the vote of a majority of the outstanding shares of the affected Portfolio or Fund. Majority is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a shareholder meeting, if the holders of more than 50% of the outstanding shares of the relevant Fund or Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The 1940 Act prohibits a registered open-end investment company such as the Trust from issuing "senior securities" other than borrowings from a bank.

INVESTMENT RESTRICTIONS OF THE FUNDS, OTHER THAN THE REIT, EQUITY INCOME, WEST COAST EQUITY AND MID CAP STOCK FUNDS

The investment restrictions numbered 1 through 15 below have been adopted by the Trust with respect to the Funds (other than the REIT, Equity Income, West Coast Equity and Mid Cap Stock Funds) as fundamental policies. The investment policies adopted by the Trust prohibit a Fund (other than the REIT, Equity Income, West Coast Equity and Mid Cap Stock Funds) from:

 1. Purchasing the securities of any issuer (other than U.S. Government securities) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer (the "5% Limitation"), except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% Limitation; provided that the entire investment portfolio of the Money Market Fund is subject to the 5% Limitation. However, the Money Market Fund will be able to invest more than 5% of its total assets in the securities of a single issuer for a period of up to three Business Days after the purchase thereof; provided that the Money Market Fund may not hold more than one such investment at any time.

 2. Purchasing more than 10% of the securities of any class of any one issuer; provided that this limitation shall not apply to investments in U.S. Government securities; provided further that this restriction shall not apply to the Growth Fund; and provided further that the Growth Fund shall not own more than 10% of the outstanding voting securities of a single issuer.

 3. Purchasing securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

 4. Making short sales of securities or maintaining a short position; provided that this restriction shall not apply to the Growth and International Growth Funds.

 5. Borrowing money, except that (a) the Fund may (i) enter into reverse repurchase agreements or (ii) borrow from banks for temporary (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities or pending settlement of securities transactions or for emergency or extraordinary purposes in an aggregate amount not exceeding 30% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made, (b) all of the Funds except the Money Market Fund may enter into
     (i) futures contracts, and (ii) dollar roll transactions. Whenever borrowings pursuant to (a) above (except that with respect to the Growth & Income, Small Cap Stock, Short Term Income, U.S. Government Securities and Income Funds, pursuant to (a)(ii) above) exceed 5% of the value of a Fund's total assets, (w) continuous asset coverage of at least 300% is required;
     (x) in the event such asset coverage falls below 300% due to market fluctuations or otherwise, the Fund must within 3 days reduce the amount of its borrowings so that asset coverage will again be at least 300%, even if disadvantageous from an investment standpoint; (y) borrowing pursuant to
     (a) over 5% must be repaid before making additional investments; and (z) any interest paid on such borrowings will reduce income. The Growth & Income, Mid Cap Stock, Small Cap Stock, Short Term Income, U.S. Government Securities and Income Funds may not borrow money or enter into reverse repurchase agreements or dollar roll transactions in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such transaction).

 6. Pledging, hypothecating, mortgaging or otherwise encumbering more than 30% of the value of the Fund's total assets. For purposes of this restriction,
     (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to
     (i) the purchase and sale of options on securities, options on indexes and options on foreign currencies, and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Fund's assets.

 7. Underwriting the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

 8. Purchasing or selling real estate or interests in real estate, except that the Fund may purchase and sell securities that are secured, directly or indirectly, by real estate and may purchase securities issued by companies that invest or deal in real estate.

 9. Investing in commodities, except that all of the Funds except the Money Market Fund may invest in futures contracts and options on futures contracts. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

10.  Investing in oil, gas or other mineral exploration or development programs.

11. Making loans to others, except through the purchase of qualified debt obligations, loans of portfolio securities (except in the case of the U.S. Government Securities Fund) and the entry into repurchase agreements.

12. Purchasing any securities that would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, except in the case of the Money Market Fund, which under normal market conditions shall have at least 25% of its total assets invested in bank obligations; provided that this limitation shall not apply to the purchase of U.S. Government Securities.

13. With respect to the Money Market Fund, purchasing, writing or selling puts, calls, straddles, spreads or combinations thereof.

14. With respect to the Growth and Small Cap Stock Funds, investing more than 35% of the Fund's assets in non-investment grade debt securities.

15. With respect to the Short Term Income Fund, having a dollar-weighted average portfolio maturity in excess of five years.

16. With respect to the Small Cap Stock Fund, investing, under normal circumstances, less than 80% of the Fund's net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000 Index at the time of purchase.

In addition, each of the Funds (other than the REIT, Equity Income, West Coast Equity and Mid Cap Stock Funds) has adopted non-fundamental investment limitations as stated below and in its prospectus. Such limitations may be changed without shareholder approval.

EACH OF THE FUNDS (OTHER THAN THE REIT, EQUITY INCOME, WEST COAST EQUITY AND MID CAP STOCK FUNDS) MAY NOT:

 1. With respect to the Growth and Small Cap Stock Funds, invest more than 25% of the Fund's assets in foreign securities.

 2. Purchase securities that are not readily marketable if more than 10% of the net assets of the Money Market Fund, or more than 15% of the net assets of the Growth & Income, Growth, Small Cap Stock, International Growth, Short Term Income, Income and U.S. Government Securities Funds, would be invested in such securities, including, but not limited to: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) certain Rule 144A restricted securities that are deemed to be illiquid.

 3.  Make investments for the purpose of exercising control or management.

 4.  Purchase or sell interests in real estate limited partnerships.

The percentage limitations contained in the restrictions listed above, except with respect to "illiquid securities," apply at the time of purchases of securities.

INVESTMENT RESTRICTIONS OF THE REIT, EQUITY INCOME, WEST COAST EQUITY AND MID CAP STOCK FUNDS

The REIT, Equity Income, West Coast Equity and Mid Cap Stock Funds have adopted the fundamental investment restrictions below.

EACH OF THE REIT, EQUITY INCOME, MID CAP STOCK AND WEST COAST EQUITY FUNDS MAY
NOT:

 1. Invest more than 5%* of its total assets in securities of any single issuer other than U.S. Government Securities, except that up to 25% of a Fund's assets may be invested without regard to this 5% limitation.

 2.  Acquire more than 10%* of the voting securities of any one company.

 3. Invest in real estate** (except publicly traded real estate investment trusts) or commodities.

 4.  Invest in oil, gas or other mineral leases.

 5. Invest more than 25%* of its total assets in any single industry. This limitation also does not apply to the REIT Fund as this Fund will, under normal circumstances, invest more than 25% of its assets in the real estate industry.

 6.  Act as underwriter of securities issued by others.

 7.  Buy securities on margin, mortgage or pledge its securities.

 8. Borrow money for investment purposes (it may borrow up to 5% of its total assets for emergency, non-investment purposes).

 9.  Lend money (except for the execution of repurchase agreements).

10. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

---------------

 * Percentage at the time the investment is made.

** This restriction will not prevent the Fund from purchasing and selling securities that are secured, directly or indirectly, by real estate or purchasing securities issued by companies that invest or deal in real estate. The REIT Fund intends to invest substantially all its assets in REIT securities.

The Mid Cap Stock Fund, as a matter of non-fundamental policy, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with market capitalizations in the range represented by companies included in the S&P Midcap 400 Index at the time of purchase. This policy may not be changed without at least 60 days prior notice to shareholders.

The Equity Income Fund, as a matter of non-fundamental policy, under normal circumstances invests at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying common stocks and preferred stocks. This policy may not be changed without at least 60 days' prior notice to shareholders.

The West Coast Equity Fund, as a matter of non-fundamental policy, under normal circumstances invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of West Coast companies, which are defined by WM Advisors to include companies with (i) principal executive offices located in the region, (ii) over 50% of their work force employed in the region or (iii) over 50% of their sales within the region. This policy will not be changed without at least 60 days' prior notice.

Any notice required to be delivered to shareholders of a Fund for the purpose of announcing an intended change in a non-fundamental policy of the Fund (as described in this Statement of Additional Information or in the Fund's Prospectus) will be provided in accordance with Rule 35d-1 under the 1940 Act, as such rule is in effect and interpreted from time to time.

The REIT Fund, as a matter of non-fundamental policy under normal circumstances, invests at least 80% of its net assets plus any borrowings for investment purposes in REIT securities. This policy may not be changed without at least 60 days prior notice.

INVESTMENT RESTRICTIONS OF THE PORTFOLIOS

The following investment restrictions have been adopted by the Trust with respect to the Portfolios as fundamental policies.

EACH PORTFOLIO WILL NOT:

 1. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Portfolio from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities);

 2. Purchase or sell real estate including limited partnership interests, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

 3. Make loans to any person, except loans of portfolio securities to the extent that no more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

 4. (i) Purchase more than 10% of any class of the outstanding voting securities of any issuer (except other investment companies as defined in the 1940 Act) and (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities and securities of other investment companies as defined in the 1940 Act) if as a result, with respect to 75% of its total assets, more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer;

 5. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC;

 6. Borrow, except from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities in an aggregate amount not exceeding 30% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made; and whenever borrowings by a Portfolio, including reverse repurchase agreements, exceed 5% of the value of a Portfolio's total assets, the Portfolio will not purchase any securities;

 7. Underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities; and

 8. Write or acquire options or interests in oil, gas or other mineral exploration or development programs.

In addition, each Portfolio has adopted non-fundamental investment limitations as stated below and in its prospectus. Such limitations may be changed without shareholder approval.

EACH PORTFOLIO WILL NOT:

 1. Pledge, mortgage, or hypothecate any of its assets except to secure borrowings permitted by the Portfolio's fundamental limitation on borrowing;

 2. Invest for the purpose of exercising control over management of any company;

 3. Invest its assets in securities of any investment company, except (i) by purchase in the open market involving only customary brokers' commissions;
     (ii) in connection with mergers, acquisitions of assets or consolidations;
     (iii) as permitted by SEC exemptive order; or (iv) as otherwise permitted by the 1940 Act;

 4. Purchase warrants if, by reason of such purchase, more than 5% of the value of the Portfolio's net assets (taken at market value) would be invested in warrants, valued at the lower of cost or market; included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on a recognized stock exchange;

 5. Purchase or hold illiquid securities, which are securities that cannot be disposed of for their approximate market value in seven days or less (which terms include repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities; and

 6. Purchase securities on margin, except that a Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

As a matter of non-fundamental investment policy, the Portfolios and Funds will not invest in securities issued by Washington Mutual, Inc.

                               PORTFOLIO TURNOVER

Portfolio turnover considerations for the Portfolios are addressed in the Trust's Prospectuses. The Money Market Fund attempts to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to the Fund. The REIT, Equity Income, Growth & Income, West Coast Equity, Growth, Mid Cap Stock, Small Cap Stock and International Growth Funds (together, the "Equity Funds") and the Short Term Income, U.S. Government Securities and Income Funds (collectively, the "Fixed-Income Funds") do not intend to seek profits through short-term trading. Nevertheless, the Funds will not consider portfolio turnover rate a limiting factor in making investment decisions.

Under certain market conditions, the Equity Funds and the Fixed-Income Funds may experience increased portfolio turnover as a result of such Fund's options activities. For instance, the exercise of a substantial number of options written by the Fund (due to appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of the Fund's securities that are included in the computation of turnover were replaced once during a period of one year. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

Certain other practices that may be employed by the Funds could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what WM Advisors or a Fund's Sub-advisor believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. The turnover rate for the Growth Fund increased from 92% for the year ended December 31, 2001 to 171% for the year ended December 31, 2002 as a result of allocating portions of the Fund to the management of two new Sub-advisors.

                            SECURITIES TRANSACTIONS

Purchases and sales of underlying Fund shares by a Portfolio are effected directly through the Distributor. In addition, all decisions to buy and sell securities of the Portfolios, including Fund shares, are made by WM Advisors or the Fund's Sub-advisor, subject to the overall review of the Trustees.

Most of the purchases and sales of securities for a Fund, whether transacted on a securities exchange or over-the-counter, will be effected in the primary trading market for the securities. Decisions to buy and sell securities for a Fund are made by WM Advisors or the Fund's Sub-advisors, which also is responsible for placing these transactions, subject to the overall review of the Trust's Trustees. Although investment decisions for each Fund are made independently from those of the other accounts managed by WM Advisors or its Sub-advisor, those other accounts may make investments of the same type as the Fund. When a Fund and one or more other accounts managed by WM Advisors or the Fund's Sub-advisor are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by WM Advisors or the sub-advisor to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that the coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

Transactions on U.S. exchanges involve the payment of negotiated brokerage commissions. With respect to exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the prices of those securities include undisclosed commissions or concessions, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

In selecting brokers or dealers to execute portfolio transactions on behalf of a Fund, WM Advisors or the Fund's Sub-advisor seeks the best overall terms available. In assessing the best overall terms available for any transaction, WM Advisors or the Sub-advisor will consider the factors WM Advisors or the Sub-advisor deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each Advisory Agreement between the Trust and WM Advisors and each Sub-advisory Agreement between WM Advisors and a Sub-advisor authorizes WM Advisors or the Sub-advisor, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Trust, the other Funds and/or other accounts over which WM Advisors or the Sub-advisors or its affiliates exercise investment discretion. Research services provided to WM Advisors include, for example, written and electronic reports analyzing economic and financial characteristics, telephone conversations between brokerage securities analysts and members of WM Advisor's staff, and personal visits by such analysts, brokerage strategists and economists to WM Advisor's office. Some of these services are useful to WM Advisors in advising clients, although not all of these services are necessarily useful and of value in managing the Portfolios and Funds.

WM Advisors or a Sub-advisor may cause a Fund to pay a broker-dealer, which provides brokerage and research services to WM Advisors or the Sub-advisor, an amount of disclosed commission for effecting a securities transaction in excess of the commission that another broker-dealer would have charged for effecting that transaction. The fees under the Advisory Agreements between the Trust and WM Advisors or a Sub-advisory Agreement are not reduced by reason of the receipt by WM Advisors or Sub-advisors of brokerage and research services. The Trust's Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by the Trust.

Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

For the past three fiscal years, the Portfolios paid no brokerage commissions. During 2000, 2001 and 2002, the Funds placed transactions with broker-dealers who provided research services to WM Advisors as follows:

                                    2002               2002              2001               2001
                                  BROKERAGE         AGGREGATE          BROKERAGE         AGGREGATE
             FUND                COMMISSIONS    TRANSACTION AMOUNT    COMMISSIONS    TRANSACTION AMOUNT
             ----                -----------    ------------------    -----------    ------------------
Equity Income Fund.............    $29,144         $19,250,680         $ 36,708         $ 34,845,853
Growth & Income Fund...........    $56,645         $33,692,426         $107,488         $125,358,366
West Coast Equity Fund.........    $33,407         $20,214,116         $ 12,642         $  9,488,722
Mid Cap Stock Fund.............    $11,650         $ 6,740,821         $ 17,941         $ 13,861,452
Growth Fund....................    $31,985         $23,229,145         $ 37,041         $ 48,714,810
Small Cap Stock Fund...........    $ 3,916         $   923,182         $ 14,758         $  7,201,608
International Growth Fund......    $     0         $         0         $    825         $    362,391

For the fiscal years ended December 31, 2000, 2001 and 2002 the Funds paid the following brokerage commissions:

                                                           2002           2001           2000
                                                         BROKERAGE      BROKERAGE      BROKERAGE
                         FUND                           COMMISSIONS    COMMISSIONS    COMMISSIONS
                         ----                           -----------    -----------    -----------
Equity Income Fund....................................   $ 92,047       $ 63,365       $ 58,489
Growth & Income Fund..................................   $190,725       $227,866       $270,503
West Coast Equity Fund................................   $ 66,455       $ 19,848       $ 65,803
Mid Cap Stock Fund....................................   $ 59,267       $ 56,782       $283,765
Growth Fund...........................................   $206,549       $359,757       $337,120
Small Cap Stock Growth Fund...........................   $112,577       $ 23,924       $ 35,729
International Growth Fund.............................   $ 66,494       $ 55,180       $ 92,836
Short Term Income Fund................................   $  1,960       $  1,225       $      0
U.S. Government Securities Fund.......................   $      0       $      0       $      0
Income Fund...........................................   $    345       $      0       $      0
Money Market Fund.....................................   $      0       $      0       $      0

The Trust is required to identify any securities of its "regular brokers or dealers" (as defined in the 1940 Act), which the Trust has acquired during its most recent fiscal year. As of December 31, 2002, these Funds had the following holdings fitting the above description:

                                             MORGAN      FEDERAL                                                         SALOMON
                                 GENERAL     STANLEY       HOME                                                           SMITH
                                 ELECTRIC     DEAN         LOAN       GOLDMAN     MERRILL       CREDIT      HOUSEHOLD    BARNEY
                                 COMPANY     WITTER      MORTGAGE      SACHS       LYNCH     SUISSE GROUP    FINANCE    HOLDINGS
                                 --------   ---------   ----------   ---------   ---------   ------------   ---------   ---------
Equity Income Fund.............       --    1,337,320           --          --     108,794             --          --          --
Growth Fund....................  635,535    1,337,320    1,296,147   1,248,614     481,965             --          --          --
International Growth Fund......       --           --           --          --          --        338,666          --          --
Short Term Income Fund.........       --      351,874    1,189,459          --          --             --   1,850,852          --
U.S. Government Securities
 Fund..........................       --           --   48,481,557          --          --             --          --          --
Income Fund....................       --    1,669,581   15,409,864   2,794,963   2,175,882             --          --          --
Money Market Fund..............       --    1,001,714           --   1,499,621          --             --          --   2,001,521

                                   GENERAL
                                  ELECTRIC
                                   CREDIT         USB
                                 CORPORATION    FINANCE
                                 -----------   ----------
Equity Income Fund.............           --           --
Growth Fund....................      699,976           --
International Growth Fund......           --           --
Short Term Income Fund.........           --           --
U.S. Government Securities
 Fund..........................           --           --
Income Fund....................           --           --
Money Market Fund..............           --   47,000,000

REDEMPTIONS

The right of redemption of shares of a Fund may be suspended or the date of payment postponed (1) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (2) when trading in the markets a Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Fund's investments or determination of its net asset value not reasonably practicable or (3) for such other periods as the SEC by order may permit for protection of the Fund's shareholders.

DISTRIBUTIONS IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the shareholders of a Fund to make a redemption payment wholly in cash, the Trust may pay any portion of a redemption by distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently redeeming shares of those securities.

                                NET ASSET VALUE

The Trust will calculate the net asset value of the Portfolios' and Funds' Class 1 and Class 2 shares as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York time), or at 1:00 p.m. Pacific time, whichever is earlier, Monday through Friday, exclusive of national business holidays. The Trust will be closed on the following national holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Under unusual circumstances, the Money Fund may determine its NAV on days on which the New York Stock Exchange is not open for regular trading.

A security that is primarily traded on a U.S. exchange (including securities traded through the NASDAQ National Market System) is valued at the official closing price on that exchange or, if there were no sales during the day, at the mean of the current day's bid and asked prices. Over-the-counter securities that are not traded through the NASDAQ National Market System and U.S. Government Securities are valued at the mean of the current day's bid and asked prices. An option is generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. Short term debt securities that mature in

60 days or less are valued at amortized cost; assets of the Money Market Fund are also valued at amortized cost. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of 4:00 p.m. New York time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. If the market makes a limit move with respect to the security or index underlying the futures contract, the futures contract will be valued at a fair market value as determined by or under the direction of the Board of Trustees.

Debt securities of U.S. issuers (other than U.S. government securities and short-term investments), including Municipal Obligations, are valued by one or more independent pricing services (each a "Pricing Service") retained by the Trust. When, in the judgment of a Pricing Service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid prices and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by, or under the direction of, the Board of Trustees, which may rely on the assistance of one or more Pricing Services. The procedures of each Pricing Service are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board of Trustees.

VALUATION OF THE MONEY MARKET FUND. The valuation of the portfolio securities of the Money Market Fund is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

The use by the Money Market Fund of the amortized cost method of valuing their respective portfolio securities is permitted by a rule adopted by the SEC. Under this rule, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in securities determined by the Board of Trustees of the Trust to present minimal credit risks. Pursuant to the rule, the Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees or its delegate, at such intervals as the Board of Trustees may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will cause the Trust to take such corrective action as the Board deems necessary and appropriate including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

                            PERFORMANCE INFORMATION

From time to time, the Trust may quote the performance of a Portfolio or Fund in terms of yield, effective yield, actual distributions, total return or capital appreciation in reports or other communications to shareholders or in advertising material. Fund or Portfolio performance will be advertised only if accompanied by the comparable performance for the corresponding separate account.

ANNUITY CONTRACT OWNER VALUES WILL DEPEND NOT ONLY ON THE PERFORMANCE OF THE PORTFOLIOS AND FUNDS, BUT ALSO ON THE MORTALITY AND EXPENSE RISK CHARGES, THE ADMINISTRATIVE CHARGES, AND ANY APPLICABLE SALES CHARGES UNDER THE ANNUITY CONTRACTS. THE TOTAL RETURNS OF THE PORTFOLIOS AND FUNDS REFLECT THE AGREEMENT OF THE PORTFOLIOS' AND FUNDS' INVESTMENT ADVISOR TO VOLUNTARILY WAIVE FEES AND BEAR CERTAIN EXPENSES. TOTAL RETURNS WOULD HAVE BEEN LOWER IF THESE FEES AND EXPENSES HAD NOT BEEN WAIVED.

MONEY MARKET FUND YIELD INFORMATION

The "yield" of the Money Market Fund refers to the income generated by an investment in the Fund over a 7-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The yield for the Money Market Fund is computed by: (1) determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, (2) subtracting a hypothetical charge reflecting deductions from shareholder accounts, (3) dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and (4) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional share purchased with dividends declared on the original share and any such additional shares and income received or accrued but not declared as a dividend, but does not include realized gains and losses or unrealized appreciation or depreciation. In addition, the Money Market Fund may calculate a compounded effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

Based upon the foregoing calculation, for the 7-day period ended December 31, 2002, the yield for the Money Market Fund was 1.10%, and the effective yield for the Money Market Fund for the same period was 1.10%.

The Money Market Fund yield may be compared with the yields of other investments. It should not, however, be compared to the return on fixed rate investments which guarantee rates of interest for specified periods, such as the interest guarantees in an annuity contract or bank deposits.

TOTAL RETURN INFORMATION

From time to time, a Portfolio or Fund, other than the Money Market Fund, may advertise its "average annual total return" or "aggregate total return" over various periods of time. Such average annual total return figures show the average percentage change in value of an investment in the Portfolio or Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Portfolio's or Fund's shares and assume that any income dividends and/or capital gains distributions made by the Portfolio or Fund during the period were reinvested in shares of that Portfolio or Fund. Figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Portfolio's or Fund's operations, or on a year-by-year basis).

When considering "average" total return figures for periods longer than one year, it is important to note that the relevant Portfolio's or Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. An Portfolio or Fund may also use "aggregate" total return figures for various periods representing the cumulative change in value of an investment in the Portfolio or Fund for a specific period (again reflecting changes in the Portfolio's or Fund's share prices and assuming reinvestment of dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return (i.e., change in value of initial investment, income dividends and capital gains distributions).

Average annual total return is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                P(1+T)(n) = ERV

Where:  P       =   a hypothetical initial payment of $1,000
        T       =   average annual total return
        n       =   number of years
        ERV     =   Ending Redeemable Value of a hypothetical $1,000 payment
                    made at the beginning of the designated time period as of
                    the end of such period or the life of the Fund or Portfolio.

The formula for calculating aggregate total return can be expressed as (ERV/P) - 1.

Based on the foregoing, the average annual total returns for Class 1 shares for periods ended December 31, 2002, were as follows*:

                                                               ONE      FIVE       SINCE
FUND                                                           YEAR     YEARS    INCEPTION
----                                                          ------    -----    ---------
Flexible Income Portfolio...................................    2.14%    6.57%     6.63%
Conservative Balanced Portfolio.............................   -2.26%     N/A      2.37%
Balanced Portfolio..........................................   -8.78%    6.55%     6.73%
Conservative Growth Portfolio...............................  -15.52%    5.83%     6.11%
Strategic Growth Portfolio..................................  -20.53%    6.02%     6.66%
Equity Income Fund..........................................  -12.51%     N/A      3.38%
Growth & Income Fund........................................  -21.16%    1.82%     9.35%
West Coast Equity Fund......................................  -22.55%     N/A      6.65%
Mid Cap Stock Fund..........................................  -10.35%     N/A      6.36%
Growth Fund.................................................  -31.01%    3.65%     9.68%
Small Cap Stock Fund........................................  -47.15%   -5.30%     2.98%
International Growth Fund...................................  -15.71%   -2.35%     1.53%
Short Term Income Fund......................................    6.26%    6.14%     5.32%
U.S. Government Securities Fund.............................    8.87%    6.73%     6.29%
Income Fund.................................................    9.61%    6.59%     6.68%
Money Market Fund...........................................    1.39%    4.07%     4.26%

Based on the foregoing, the average annual total returns for Class 2 shares for periods ended December 31, 2002, were as follows*:

                                                               ONE        SINCE
FUND                                                           YEAR     INCEPTION
----                                                          ------    ---------
Flexible Income Portfolio...................................    1.89%      2.00%
Conservative Balanced Portfolio.............................   -2.47%     -1.12%
Balanced Portfolio..........................................   -9.00%     -5.55%
Conservative Growth Portfolio...............................  -15.72%    -10.49%
Strategic Growth Portfolio..................................  -20.59%    -13.97%
Equity Income Fund..........................................  -12.67%     -5.93%
Growth & Income Fund........................................  -21.33%    -16.28%
West Coast Equity Fund......................................  -22.67%    -14.73%
Mid Cap Stock Fund..........................................  -10.54%     -2.92%
Growth Fund.................................................  -31.16%    -24.24%
Small Cap Stock Fund........................................  -47.28%    -33.05%
International Growth Fund...................................  -15.91%    -10.67%
Short Term Income Fund......................................    5.86%      5.06%
U.S. Government Securities Fund.............................    8.57%      6.08%
Income Fund.................................................    9.40%      6.85%
Money Market Fund...........................................    1.13%      1.17%

---------------
* The Equity Income and West Coast Equity Funds commenced operations on April 28, 1998. The Growth & Income, Small Cap Stock and Short Term Income Funds commenced operations on January 12, 1994. The Strategic Growth, Conservative Growth and the Balanced Portfolios commenced operations on June 3, 1997 and the Flexible Income Portfolio commenced operations on September 9, 1997. The Conservative Balanced Portfolio commenced operations on October 22, 1997, ceased operations on November 4, 1997 and re-commenced operations on April 23, 1998.

                                     TAXES

The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

Each of the Funds and Portfolios intends to qualify as a "regulated investment company" ("RIC") under subchapter M of the Code. A Portfolio or Fund that is a RIC and distributes to its shareholders at least 90% of its taxable net investment income (including, for this purpose, the excess of its net short-term capital gain over its net long-term capital loss) and 90% of its tax-exempt interest income (reduced by certain expenses), will not be liable for federal income taxes to the extent its taxable net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders.

In order to qualify as a RIC under the Code, each Portfolio or Fund must (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's or Fund's taxable year, (i) at least 50% of the market value of the Portfolio's or Fund's assets is represented by cash and cash items, U.S. Government Securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 10% of the voting securities of such issuer or 5% of the value of the Portfolio's or Fund's total assets; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities and securities of other RICs) of any one issuer or two or more issuers which the Portfolio or Fund controls and which are engaged in the same, similar or related trades or businesses.

If a Portfolio or Fund fails to qualify as a RIC for any year, all of its income will be subject to tax at corporate rates. In addition, in order to requalify for taxation as a RIC, the Portfolio or Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

In addition to qualifying under subchapter M of the Code by meeting the requirements described above, each Portfolio and Fund intends to meet the diversification requirements of subchapter L of the Code so that variable annuity and variable life contracts funded by the Trust will not fail to qualify as annuities and life insurance contracts for tax purposes. In general, for a Portfolio or Fund to meet the investment diversification requirements of subchapter L of the Code, Treasury Regulation Section 1.817-5 requires that no more than 55% of the value of the total assets of the Portfolio or Fund be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. Generally, for purposes of the regulations, all securities of the same issuer are treated as one investment. In the context of U.S. Government Securities (including any security that is issued, guaranteed or insured by the United States or an instrumentality of the United States), each U.S. Government agency or instrumentality is treated as a separate issuer. Alternatively, a portfolio underlying a variable contract will be adequately diversified if, as of the close of each quarter, the diversification requirements applicable to RICs are met and no more than 55% of the value of the total assets consists of cash and cash items (including receivables), U.S. Government Securities and securities of other RICs. In addition, certain other rules may apply to separate accounts funding variable life contracts. Compliance with the subchapter L regulations is tested on the last day of each calendar year quarter but may also be established within 30 days of such last day. Variable annuity and variable life insurance contracts may look through a RIC to the assets held by the RIC, and thus be treated as owning a proportionate share of such RIC's assets for purposes of meeting the diversification test, provided that the RIC meets certain requirements (including limitations on the nature of the RIC's shareholders).

Notwithstanding the distribution requirement described above, which only requires a Fund or Portfolio to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, a RIC is generally subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year (i) at least 98% of its ordinary income for that year, (ii) at least 98% of its capital gain net income for the one-year period generally ending on October 31 of that year, and
(iii) certain other amounts.

The excise tax is inapplicable to any RIC all of the shareholders of which are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio and Fund may not be subject to the excise tax, each Fund and Portfolio intends to make the distributions required to avoid the imposition of the tax.

Dividends declared by a Portfolio or Fund in October, November, or December of any year and payable to shareholders of record on a date in such month will be deemed to have been paid by the Portfolio or Fund and received by the shareholders on December 31 of that year if paid by the Portfolio or Fund at any time during the following January.

Under recently enacted Treasury Regulations, if a shareholder realizes a loss on a disposition of a Portfolio's or a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate accounts), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company holding separate accounts. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE INTERNATIONAL GROWTH FUND

The International Growth Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of income (without the receipt of cash) and may affect the timing or amount of the Fund's distributions. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities that it otherwise would have continued to hold.

The foregoing discussion does not address the federal, state, local or foreign tax consequences for the holders of variable annuity and variable life contracts. For more information regarding such tax consequences, holders of such contracts should consult the prospectus for the applicable contract.

                              FINANCIAL STATEMENTS

The Trust's financial statements for the fiscal year ended December 31, 2002, including notes thereto and the Report of Deloitte & Touche LLP, Independent Auditors, are incorporated by reference to the Trust's Annual Report, as filed with the Securities and Exchange Commission by the Trust. With respect to the WM High Yield Fund, which is a series of WM Trust I that certain of the portfolios may invest in, the Annual Report for WM Trust I for the year ended October 31, 2002 is incorporated by reference into this SAI. The audited financial statements incorporated by reference into this SAI and the financial highlights included in Part A of this registration statement and incorporated by reference into this SAI have been so included and incorporated in reliance upon the reports of the independent auditors, given on their authority as experts in auditing and accounting.

                                    APPENDIX

            DESCRIPTION OF BOND, NOTES AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF S&P CORPORATE BOND RATINGS

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayments, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be sued to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligations are being continued. A C will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired. Standard & Poor's believes that such payments will be made during such grace period.

The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S CORPORATE AND MUNICIPAL BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as for Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are related Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds, which are rated B generally, lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH CORPORATE BOND RATINGS

Investment Grade

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, and C: High default risk. Default risk is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. DD indicated potential recoveries in the range of 50% - 90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

DESCRIPTION OF S&P MUNICIPAL NOTE RATINGS

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given the designation of SP-1+. Notes rated SP-1 have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. Notes rated SP-3 have a speculative capacity to pay principal and interest.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: 1) leading market positions in well-established industries, 2) high rates of return on funds employed, 3) conservative capitalization structure with moderate reliance on debt and ample asset protection, 4) broad margins in earnings coverage of fixed financial charges and high internal cash generation and 5) well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

DESCRIPTION OF FITCH'S COMMERCIAL PAPER RATINGS

The rating F1+ (Exceptionally Strong Credit Quality) is the highest commercial rating assigned by Fitch and is assigned to issues regarded as having the strongest degree of assurance for timely payment. Paper rated F1 (Highest Credit Quality) is regarded as having an assurance of timely payment only slightly less in degree than issues rated F1+. The rating F2 (Good Credit Quality) reflects an assurance of timely payment, but the margin of safety is not as great as for issues assigned F1+ or F1 ratings. The F3 rating (Fair Credit Quality) denotes that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade, whereas, B is a Speculative rating meaning that there is minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions. A rating of C (High Default Risk) shows that default is a real possibility. It also shows that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. D stands for Default and denotes actual or imminent payment default.